UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOBIX LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

MOBIX LABS, INC.

1 Venture, Suite 220

Irvine, California 92618

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [   ], 2026

Dear Stockholders of Mobix Labs, Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), which will be held on [   ], 2026 at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting virtually, please visit [   ]. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Special Meeting will be held for the purpose of voting upon the following proposals (each, a “Proposal” and collectively, the “Proposals”):

PROPOSAL 1: Proposal to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), as set forth on Annex A to the Proxy Statement (the “Reverse Split Amendment”) to effect a reclassification and combination of our shares of Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”) that are issued and outstanding immediately prior to the Reverse Split Amendment at a ratio between 1:2 and 1:20, with an exact ratio to be effected at such time, if at all, as determined by our Board of Directors (the “Board”) in its sole discretion.

The Board has not determined to effect the Reverse Split Amendment, and the Company has no present intention of effecting a reverse stock split. Proposal 1 is being submitted to stockholders as a precautionary measure only, so that the Board would have the authority to act promptly if a reverse stock split later becomes necessary or advisable to maintain the listing of our Class A Common Stock on Nasdaq. Even if Proposal 1 is approved, the Board may determine not to effect the Reverse Split Amendment. As of the date of this Proxy Statement, our Class A Common Stock satisfies the minimum bid price requirement for continued listing on Nasdaq. For further information regarding this proposal, please refer to page 10 of this Proxy Statement.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

PROPOSAL 2: Proposal to amend the Company’s 2023 Equity Incentive Plan, as amended (the “2023 Equity Incentive Plan”) to (i) increase the total number of shares of Common Stock authorized for issuance under the 2023 Equity Incentive Plan from 500,000 to 5,000,000 and (ii) increase the maximum number of shares that may be issued upon the exercise of Incentive Stock Options under the 2023 Equity Incentive Plan from 500,000 to 5,000,000 (collectively, the “Plan Amendment”). For further information regarding this proposal, please refer to page 19 of this Proxy Statement.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2.

PROPOSAL 3: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 11,000,000 shares of the Company’s Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), in connection with the following, each of which was issued and sold pursuant to the Securities Purchase Agreement (the “Kips Purchase Agreement”) entered into by and between the Company and Kips Bay Select LP (“Kips”) on May 19, 2026, as amended on June 18, 2026 and August 28, 2026 (the “Kips Offering”): (i) the conversion of the Company’s Series A 10% Convertible Preferred Stock (“Preferred Shares”); and (ii) the exercise and subsequent conversion of Preferred Stock Purchase Warrants (the “Warrants”), which entitles the holder to purchase additional shares of Series A 10% Convertible Preferred Stock.

The number of shares of Class A Common Stock issuable pursuant to this proposal is capped at 11,000,000. A decline in the market price of the Class A Common Stock cannot increase that maximum, and the Company will return to stockholders for further approval before issuing any shares to Kips in excess of that maximum. At recent market prices, the maximum would be expected to permit conversion of only a portion of the Preferred Shares. Each share issued will retire outstanding obligations under the Preferred Shares, and a full exercise of the Warrants would provide the Company with up to $12.0 million of additional capital to support the scaling of manufacturing to fulfill existing customer orders and the Company’s growth strategy. For further information regarding this proposal, please refer to page [●] of this Proxy Statement.

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THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3.

PROPOSAL 4: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 4,000,000 shares of the Company’s Class A Common Stock issuable upon the conversion of three Senior Secured Convertible Notes issued by the Company to Leviston Resources, LLC (“Leviston”): (i) a note in the principal amount of $1,200,000 issued on May 18, 2026 and (ii) a note in the principal amount of 2,800,000 issued on June 22, 2026, in each case as an Additional Note pursuant to the Investor Rights Agreement, dated May 13, 2026, between the Company and Leviston, and (iii) a note in the principal amount of $1,200,000 issued on August 28, 2026 pursuant to the Third Amendment to the Securities Purchase Agreement and a new Investor Rights Agreement, each dated August 28, 2026, between the Company and Leviston. The Company’s prior Senior Secured Convertible Note issued to Leviston was converted in full and satisfied on May 18, 2026, and the shares issued upon that conversion are aggregated with the shares subject to this Proposal for purposes of Nasdaq Listing Rule 5635(d).

The number of shares of Class A Common Stock issuable pursuant to this proposal is capped at 4,000,000. A decline in the market price of the Class A Common Stock cannot increase that maximum, and the Company will return to stockholders for further approval before issuing any shares to Leviston in excess of that maximum. The proceeds of these notes have already been received and deployed in the business, and conversion would retire the notes without the use of the Company’s cash. For further information regarding this proposal, please refer to page [●] of this Proxy Statement.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 4.

The Proposals are more fully described in the Proxy Statement accompanying this notice.

This Notice of Special Meeting, the accompanying Proxy Statement and its attachments, and the form of proxy are first being mailed on or about [   ], 2026 to stockholders of record as of [   ], 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will ensure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.

If you have any questions, would like additional copies of the Proxy Statement or need assistance with voting, please contact our proxy solicitor, [   ], at [   ] or by email at [   ].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [   ], 2026

The Notice of the Special Meeting and Proxy Statement are available at www.sec.gov and at [   ].

By Order of the Board of Directors

Keyvan Samini

President / CFO / Secretary

[   ], 2026

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MOBIX LABS, INC.

1 Venture, Suite 220

Irvine, California 92618

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [   ], 2026

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held on [   ], 2026 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit [   ]. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.

Only stockholders of record as of the close of business on [   ], 2026, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING

Why is the Company holding a Special Meeting of Stockholders?

The Board has called this Special Meeting of our stockholders to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

Proposal 1: Proposal to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), as set forth on Annex A to the Proxy Statement (the “Reverse Split Amendment”) to effect a reclassification and combination of our shares of Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”) that are issued and outstanding immediately prior to the Reverse Split Amendment at a ratio between 1:2 and 1:20, with an exact ratio to be effected at such time, if at all, as determined by our Board of Directors (the “Board”) in its sole discretion.

The Board has not determined to effect the Reverse Split Amendment, and the Company has no present intention of effecting a reverse stock split. Proposal 1 is being submitted to stockholders as a precautionary measure only, so that the Board would have the authority to act promptly if a reverse stock split later becomes necessary or advisable to maintain the listing of our Class A Common Stock on Nasdaq. Even if the Proposal 1 is approved, the Board may determine not to effect the Reverse Split Amendment. As of the date of this Proxy Statement, our Class A Common Stock satisfies the minimum bid price requirement for continued listing on Nasdaq. For further information regarding Proposal 1, please refer to page 10 of this Proxy Statement (the “Reverse Split Amendment Proposal” or “Proposal 1”).

Proposal 2: Proposal to amend the Company’s 2023 Equity Incentive Plan (as amended) (the “2023 Equity Incentive Plan”) to (i) increase the total number of shares of Common Stock authorized for issuance under the 2023 Equity Incentive Plan from 500,000 to 5,000,000 and (ii) increase the maximum number of shares that may be issued upon the exercise of Incentive Stock Options under the 2023 Equity Incentive Plan from 500,000 to 5,000,000 (the “Plan Amendment”). For further information regarding Proposal 2, please refer to page 19 of this Proxy Statement (the “2023 Equity Incentive Plan Amendment Proposal” or “Proposal 2”).

Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 11,000,000 shares of the Company’s Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”) in connection with the following, each of which was issued and sold pursuant to a Securities Purchase Agreement (the “Kips Purchase Agreement”) entered into by and between the Company and Kips Bay Select LP (“Kips”) on May 19, 2026 and amended on June 18, 2026 and August 28, 2026 (the “Kips Offering”): (i) the conversion of the Company’s Series A 10% Convertible Preferred Stock (“Preferred Shares”); and (ii) the exercise and subsequent conversion of Preferred Stock Purchase Warrants (the “Warrants”), which entitles the holder to purchase additional shares of Series A 10% Convertible Preferred Stock.

The number of shares of Class A Common Stock issuable pursuant to this proposal is capped at 11,000,000. A decline in the market price of the Class A Common Stock cannot increase that maximum, and the Company will return to stockholders for further approval before issuing any shares to Kips in excess of that maximum; at recent market prices, the maximum would be expected to permit conversion of only a portion of the Preferred Shares. Each share issued will retire outstanding obligations under the Preferred Shares, and a full exercise of the Warrants would provide the Company with up to $12.0 million of additional capital to support the scaling of manufacturing to fulfill existing customer orders and the Company’s growth strategy. For further information regarding Proposal 3, please refer to page 29 of this Proxy Statement (the “Kips Issuance Proposal” or “Proposal 3”).

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Proposal 4: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 4,000,000 shares of the Company’s Class A Common Stock issuable upon the conversion of three Senior Secured Convertible Notes issued by the Company to Leviston Resources, LLC (“Leviston”): (i) a note in the principal amount of $1,200,000 issued on May 18, 2026 and (ii) a note in the principal amount of 2,800,000 issued on June 22, 2026, in each case as an Additional Note pursuant to the Investor Rights Agreement, dated May 13, 2026, between the Company and Leviston, and (iii) a note in the principal amount of $1,200,000 issued on August 28, 2026 pursuant to the Third Amendment to the Securities Purchase Agreement and a new Investor Rights Agreement, each dated August 28, 2026, between the Company and Leviston. The Company’s prior Senior Secured Convertible Note issued to Leviston was converted in full and satisfied on May 18, 2026, and the shares issued upon that conversion are aggregated with the shares subject to this Proposal for purposes of Nasdaq Listing Rule 5635(d).

The number of shares of Class A Common Stock issuable pursuant to this proposal is capped at 4,000,000. A decline in the market price of the Class A Common Stock cannot increase that maximum, and the Company will return to stockholders for further approval before issuing any shares to Leviston in excess of that maximum. The proceeds of these notes have already been received and deployed in the business, and conversion would retire the notes without the use of the Company’s cash. For further information regarding Proposal 4, please refer to page 32 of this Proxy Statement (the “Leviston Issuance Proposal” or “Proposal 4”).

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

When and where will the Special Meeting be held?

The Special Meeting will be held virtually on [   ], 2026 at 9:00 a.m. Pacific Time at [   ].

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the Proposals being voted upon thereat. You may cast your vote over the Internet or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. You do not need to attend the Special Meeting to vote your shares.

How can I attend the Special Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at [   ]. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.

The Special Meeting will begin promptly at 9:00 a.m. Pacific Time, on [   ], 2026. We encourage you to access the Special Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at [   ].

What proposals will be voted on at the Special Meeting? What is the Board’s voting recommendation?

At the Special Meeting, stockholders will be asked to consider Proposals 1 through 4. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

Does the Board intend to effect the Reverse Split if Proposal 1 is approved?

No. The Board has not determined to effect the Reverse Split Amendment, and the Company has no present intention of effecting a reverse stock split. We are asking stockholders to approve Proposal 1 as a precautionary measure, so that the Board would have the authority to act promptly if a reverse stock split later becomes necessary or advisable to maintain the listing of our Class A Common Stock on Nasdaq. If Proposal 1 is approved, the Board may determine not to effect the Reverse Split Amendment at all, and may abandon it without further action by stockholders. The Board currently expects that it would effect the Reverse Split Amendment only if the Company were to fail, or the Board were to determine that the Company is reasonably likely to fail, to satisfy the minimum bid price requirement or another continued listing requirement of Nasdaq.

Will any other business not discussed in this Proxy Statement come before the Special Meeting?

No. Pursuant to the amended and restated bylaws of the Company (the “Bylaws”), any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting and vote upon the Proposals. The presence, by virtual attendance, remote communication, if applicable, or represented by proxy duly authorized, of the holders of one-third of the voting power of the then outstanding shares of capital stock of the Company entitled to vote at the meeting shall constitute a quorum for the transaction of business at the Special Meeting.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Special Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement.

If there is no quorum, the Special Meeting may be adjourned to another date by the holders of one-third of the voting power present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

Who is entitled to vote and how many votes?

Each share of Class A Common Stock outstanding on the Record Date is entitled to one vote on all matters. Each share of Class B Common Stock (together with Class A Common Stock, the “Common Stock”) is entitled to ten votes on all matters; however, all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock on a one-for-one basis, and no shares of Class B Common Stock are issued or outstanding as of the Record Date. Accordingly, the Class A Common Stock is the only class of our capital stock entitled to vote at the Special Meeting, and each share is entitled to one vote.

The Record Date for the Special Meeting is the close of business on [   ], 2026. As of the Record Date, [●] shares of Class A Common Stock were outstanding and no shares of Class B Common Stock were outstanding. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting.

As of the Record Date, our directors and executive officers and their affiliates beneficially owned shares representing approximately [●]% of the total voting power of our outstanding capital stock. Each of our directors and executive officers have advised us that they intend to vote all shares over which they have voting control “FOR” each of the Proposals.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.

●	To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number and click on the “Cast Your Vote” link on the meeting center website.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

●	To vote over the Internet, go to [ ] and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on [ ], 2026 to be counted.

If you have any questions, would like additional copies of the Proxy Statement or need assistance with voting, please contact our proxy solicitor, [   ], at:

[         ]

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;
●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet); or
●	attending the Special Meeting and voting electronically, as indicated above under “How do I vote?”. Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Special Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.

How many votes are required for the approval of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

The affirmative vote of a majority of the votes cast by the holders of Class A Common Stock present by virtual attendance or represented by proxy at the Special Meeting is required for the approval of each of the Proposals.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. For each Proposal, abstentions will not be counted as votes cast and will have no effect on the vote.

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Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the rules of the New York Stock Exchange (“NYSE”), which governs brokers’ use of discretionary authority, brokers are permitted to exercise discretionary authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. We believe that Proposal 1 in this Proxy Statement is a routine proposal, for which brokers, banks or other nominees may vote uninstructed shares. Because brokers have discretionary authority to vote in the absence of instructions, we do not expect any broker non-votes for Proposal 1. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on Proposal 2, 3 and 4, each a non-routine matter. Broker non-votes will be counted for purposes of determining the existence of a quorum but will not be counted as votes cast and will have no effect on the vote on Proposal 2, 3 and 4.

Can the Special Meeting be adjourned?

Our Bylaws provide that the chairperson of the Special Meeting may decide to adjourn the Special Meeting without any action by the stockholders as appropriate for the proper conduct of the meeting of stockholders. Additionally, the holders of one-third of the voting power present by virtual attendance or represented by proxy may adjourn the Special Meeting until a quorum has been obtained.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have hired [   ] to assist in the proxy solicitation process. We have agreed to pay [   ] a fee of approximately $[   ], plus customary costs and expenses for these services.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Special Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to [   ] and logging in with your control number.

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During the Special Meeting, we will spend up to 10 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting.

How do I ask questions during the Special Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at [   ]. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to [   ] and logging in with your control number.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Mobix Labs, Inc., 1 Venture, Suite 220, Irvine, CA 92618, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at [   ]. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

How can I find out the results of the voting at the Special Meeting?

We will report the voting results of the Special Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.mobixlabs.com/.

Whom can I contact for further information?

If you have any questions, please contact Investor Relations at investors@mobixlabs.com or (949) 808-8888.

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PROPOSAL 1: APPROVAL OF THE REVERSE SPLIT PROPOSAL

The Company is asking stockholders to approve the Reverse Split Amendment to our Charter to effect a reclassification and combination of our shares of Class A Common Stock that are issued and outstanding immediately prior to the Reverse Split Amendment at a ratio between 1:2 and 1:20, with an exact ratio and to be effected at such time, if at all, as determined by our Board in its sole discretion and publicly announced by the Company and identified in the certificate of amendment effecting the Reverse Split Amendment. The Board would effect the Reverse Split Amendment only if it determines that doing so is necessary or advisable to protect the Company’s Nasdaq listing or otherwise in the best interests of the Company and its stockholders. As part of the Reverse Split Amendment Proposal, our stockholders are also being asked to authorize our Board to elect, in its sole discretion and without further action by our stockholders, to abandon the Reverse Split Amendment and not effect the reverse split.

The Board has not determined to effect the Reverse Split Amendment, and the Company has no present intention of effecting a reverse stock split. The Reverse Split Proposal is being submitted to stockholders as a precautionary measure only, so that the Board would have the authority to act promptly if a reverse stock split later becomes necessary or advisable to maintain the listing of our Class A Common Stock on Nasdaq. Even if the Reverse Split Proposal is approved, the Board may determine not to effect the Reverse Split, and the Board currently expects that it would effect the Reverse Split only if the Company were to fail, or the Board were to determine that the Company is reasonably likely to fail, to satisfy the minimum bid price requirement or another continued listing requirement of Nasdaq. As of the date of this Proxy Statement, our Class A Common Stock satisfies the minimum bid price requirement for continued listing on Nasdaq.

Background

The Board has approved, and recommends that stockholders approve, an amendment to our Certificate of Incorporation (the “Reverse Split Amendment”) to effect a reverse stock split of the outstanding shares of Class A Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-20 (the “Reverse Split”). If this Proposal 1 is approved, the Board will have sole discretion to determine whether to effect the Reverse Split and, if so, the exact ratio and timing, at any time within twelve (12) months following stockholder approval, and may abandon the Reverse Split entirely. As noted above, the Board has not determined to effect the Reverse Split and has no present intention of doing so. Because all outstanding shares of Class B Common Stock were converted into shares of Class A Common Stock prior to the Record Date and no shares of Class B Common Stock are issued or outstanding, the Reverse Split Amendment combines only shares of Class A Common Stock. The Reverse Split would affect all outstanding shares uniformly and would not change any stockholder’s percentage ownership or relative voting power, except for immaterial changes resulting from the treatment of fractional shares (any fractional share will be rounded up to the nearest whole share). The Reverse Split would not change the par value or the number of authorized shares of our capital stock. If approved by our stockholders at the Special Meeting, at the discretion of the Board and as further described below, the Company would effect the Reverse Split by causing the filing of a certificate of amendment setting forth the Amendment, a form of which is attached as Annex A to this proxy statement, with the Secretary of State of the State of Delaware.

Reasons for the Reverse Split

The Board is asking stockholders to approve the Reverse Split Proposal as a precautionary measure. As described above, the Board has not determined to effect the Reverse Split, and the Company has no present intention of effecting a reverse stock split. The reasons described below are the reasons the Board believes it is important to have the authority to effect a reverse stock split available if that authority is needed; they are not a statement that the Board intends to use it. If the Reverse Split Proposal is approved, the Board expects that it would effect the Reverse Split only if it determines that doing so is necessary or advisable to maintain the listing of our Class A Common Stock on Nasdaq or is otherwise in the best interests of the Company and its stockholders.

To Meet Certain Listing Requirements of Nasdaq

Our Class A Common Stock and publicly traded warrants currently trade on Nasdaq. Nasdaq has requirements for our equity securities to remain listed on Nasdaq, including Rule 5550(a)(2), which provides that a company will be below compliance standards if the average closing bid price of a security remains below $1.00 over a period of 30 consecutive trading days. Ordinarily, a company whose bid price falls below $1.00 for 30 consecutive business days receives a 180-day compliance period in which to cure the deficiency. The Company, however, effected a reverse stock split on April 6, 2026, and under Nasdaq Listing Rule 5810(c)(3)(A)(iv), a company that has effected a reverse stock split within the prior one-year period is not entitled to any compliance period for a new bid price deficiency. Instead, Nasdaq would immediately issue a delisting determination (subject to the Company’s right to appeal to a Nasdaq hearings panel) and the Company could face delisting from Nasdaq with no opportunity to cure.

If Proposal 1 is not approved, the Company may be unable to implement the Reverse Split. If the Reverse Split is not implemented and we are unable to satisfy Nasdaq’s continued listing requirements (including any applicable minimum bid price requirement), our Class A Common Stock could be subject to delisting from The Nasdaq Capital Market. Our Board has considered the potential harm to our Company and our stockholders should Nasdaq delist our Class A Common Stock. Delisting could adversely affect the liquidity of our Class A Common Stock since alternatives, such as the OTC Bulletin Board and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Class A Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Class A Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or for other reasons. The liquidity and market prices of our publicly traded warrants could also be adversely affected. Delisting could cause other adverse consequences, such as difficulties in raising capital and in providing stock-based incentives to attract and retain personnel. Delisting could also impair our reputation and our relationships. In addition, our Class A Common Stock could be deemed to be a “penny stock,” which could result in reduced levels of trading in our Class A Common Stock, and we would also become subject to additional state securities regulations in connection with any sales of our securities. The Board believes that the Reverse Split is a potentially effective means for us to increase the per-share market price of our Class A Common Stock and to avoid, or at least mitigate, the likely adverse consequences of our Class A Common Stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our Class A Common Stock.

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To Potentially Improve the Marketability and Liquidity of our Class A Common Stock

Our Board believes that the expected increased market price of our Class A Common Stock, if the Reverse Split were implemented, could improve the marketability and liquidity of our Class A Common Stock and the ability for brokers to facilitate certain transactions in our Class A Common Stock and encourage interest and trading in our Class A Common Stock.

To Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

We believe that the Reverse Split and an increase in our stock price may make our Class A Common Stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our Class A Common Stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of our Class A Common Stock, but also our market liquidity.

The potential benefits described above under “—To Potentially Improve the Marketability and Liquidity of our Class A Common Stock” and “—To Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company” are among the effects that a reverse stock split could have if one were implemented. They are not, by themselves, reasons the Board presently intends to effect the Reverse Split, and the Board does not intend to effect the Reverse Split solely to pursue those potential benefits.

Certain Risks and Potential Disadvantages Associated with the Reverse Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure you that the Reverse Split will produce or maintain the desired results. Our Board believes, however, that the benefits to us and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Split Proposal. The risks described below would arise only if the Reverse Split were implemented, which the Board has no present intention of doing.

We cannot assure you that the proposed Reverse Split, if effected, will lead to a sustained increase in our stock price. There can be no assurance that the total market capitalization of our Class A Common Stock (the aggregate value of all of our outstanding Class A Common Stock at the then market price) after the Reverse Split will be equal to or greater than the total market capitalization before the Reverse Split, or that the per-share market price of our Class A Common Stock following the Reverse Split will either equal or exceed the current per-share market price over the long term.

As of [●], 2026, the latest practicable date, the closing sale price of our Class A Common Stock on Nasdaq was $[●] per share. The Reverse Split, if effected, will increase the market price per share of our Class A Common Stock proportionately with the ratio of the Reverse Split. We cannot assure you, however, that the market price per share of our Class A Common Stock after the Reverse Split will rise or remain constant in proportion to the reduction in the number of shares of Class A Common Stock outstanding before the Reverse Split. The effect of the Reverse Split on the market price per share of our Class A Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of such reverse stock split. We have previously effected a reverse stock split, and following such reverse stock split, the price of our Class A Common Stock and the market value of our Class A Common Stock declined. There can be no assurance that the price of our Class A Common Stock or the market value of our Class A Common Stock will not similarly decline following the Reverse Split.

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Accordingly, the total market capitalization of our Class A Common Stock and the Company after the Reverse Split may be lower than the total market capitalization before the Reverse Split, and it is possible that the Reverse Split may not result in a per-share trading price that would attract investors who do not trade in lower-priced stocks.

Reducing the number of outstanding shares of our Class A Common Stock through the Reverse Split, if we decide to proceed with the Reverse Split, is intended, absent other factors, to increase the per-share trading price of our Class A Common Stock. Even if we implement the Reverse Split, however, the per-share trading price of our Class A Common Stock may decrease due to factors unrelated to the Reverse Split. Other factors, such as our financial results, market conditions, and the market perception of our business, may adversely affect the per-share trading price of our Class A Common Stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the benefits that we anticipate, that the per-share trading price of our Class A Common Stock will increase following the Reverse Split, or that the per-share trading price of our Class A Common Stock will not decrease in the future. Although no assurances are possible concerning the trading price of our Class A Common Stock if the Reverse Split is effected or concerning future fluctuations in the market price of our Class A Common Stock after the Reverse Split, our intention in determining the Reverse Split Ratio to be reflected in the Reverse Split is that such ratio will result in an increase in the per-share market price of our Class A Common Stock immediately after the Reverse Split. Whether the price of our Class A Common Stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Split and future fluctuations in the price of our Class A Common Stock.

The proposed Reverse Split may reduce the liquidity of our Class A Common Stock and result in higher transaction costs.

The liquidity of our Class A Common Stock may be negatively impacted by the Reverse Split, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the per-share trading price does not increase proportionately as a result of the Reverse Split. Although we believe the Reverse Split may enhance the marketability of our Class A Common Stock to certain potential investors, we cannot assure you that, if we implement the Reverse Split, our Class A Common Stock will be more attractive to investors. While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Class A Common Stock may not improve because of the Reverse Split and could be adversely affected by a higher per-share price. Accordingly, the Reverse Split may not achieve the desired results of increasing marketability of our Class A Common Stock as described above.

Determination of Reverse Split Ratio

In determining the reverse stock split ratio to be implemented (if any), we expect that the Board will consider a variety of factors, including:

●	the projected impact of the Reverse Split Ratio on our ability to continue our Class A Common Stock’s listing on Nasdaq;

●	prevailing stock market conditions, general economic conditions, and other conditions prevailing in our industry;

●	our market capitalization (including the number of outstanding shares of our Class A Common Stock);

●	our Class A Common Stock price prior to the Reverse Split, and the expected trading price and volume of our Class A Common Stock following the Reverse Split; and

●	the factors described above under the heading “Certain Risks and Potential Disadvantages Associated with the Reverse Split.”

The Board will consider the conditions, information, and circumstances existing at the time when it determines whether to implement the Reverse Split and, if it decides to implement the Reverse Split, which of the Reverse Split Ratios approved by stockholders to use. We believe that granting the Board the discretion to choose the Reverse Split Ratio among a range of ratios approved by stockholders is essential because it allows the Board to take the above factors, among others, into consideration and to react to changing market conditions.

If the Board decides to implement the Reverse Split, we will make a public announcement regarding the Reverse Split Ratio selected by the Board.

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Implementation of the Reverse Split Ratio

If our stockholders approve the Reverse Split Proposal, the Board would retain the discretion to effect, or abandon, the Reverse Split. As noted above, the Board has no present intention of effecting the Reverse Split. If the Board, in its discretion, determines to effect the Reverse Split, then the Board will determine at what ratio to effect the Reverse Split. The Reverse Split would be implemented by filing the Amendment with the Secretary of State of the State of Delaware, which would be effective immediately upon filing or at such time as the Company may specify at the time of filing (the “Effective Time”). By approving the Reverse Split Proposal, you will approve the Amendment, subject to the discretion of the Board to abandon it.

If our stockholders approve the Reverse Split Proposal, no further action on the part of stockholders will be required to either implement or abandon the Reverse Split. By voting in favor of the approval of the Reverse Split Proposal, each stockholder is expressly also authorizing the Board to determine not to proceed with, and to abandon, the Amendment if it should so decide.

Principal Effects of the Implementation of the Reverse Split

If approved and implemented, the Reverse Split will be realized simultaneously and in the same ratio for all our issued shares of Common Stock and other securities exercisable or exchangeable for, or convertible into, Class A Common Stock. Any fractional shares of Class A Common Stock that would otherwise be issuable because of the Reverse Split will instead be rounded up to the nearest whole share, as described below under “—Mechanics of the Reverse Split—Fractional Shares.” The Reverse Split will affect all shares of Common Stock uniformly and maintain, in the aggregate, immediately following the Reverse Split, the same proportionate share ownership and voting power among the outstanding shares of Class A Common Stock as in effect immediately prior to the Reverse Split.

Under the Charter, our authorized capital stock currently consists of 285,000,000 shares of Class A Common Stock, par value $0.00001 per share, 5,000,000 shares of Class B Common Stock, par value $0.00001 per share, and 10,000,000 shares of preferred stock, par value $0.00001 per share. Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares in proportion to the Reverse Split Ratio.

Following the Reverse Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. If we issue these shares, the ownership interest of holders of our Class A Common Stock may be diluted. We may issue such shares to raise capital or as consideration in acquiring other businesses or establishing strategic relationships with other companies, among other potential purposes. Such transactions may be effected using shares of our Class A Common Stock or other securities convertible into or exercisable for shares of our Class A Common Stock or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Effect on Our Common Stock

If approved by our stockholders at the Special Meeting and implemented by the Board, in its discretion, the principal effects of the Amendment on holders of Class A Common Stock would be that:

●	the issued and outstanding shares of Class A Common Stock owned by a stockholder would be combined into a lower number of shares of Class A Common Stock based on the Reverse Split Ratio, with any fractional shares being treated as described under “-Mechanics of the Reverse Split-Fractional Shares” below;

●	the total number of issued and outstanding shares of Class A Common Stock would be reduced based on the Reverse Split Ratio, with any fractional shares being treated as described under “-Mechanics of the Reverse Split-Fractional Shares” below;

●	the number of authorized shares of Common Stock would not be changed, but the number of authorized and unissued shares of our Common Stock available for future issuance would be increased; and

●	the par value per share of our Common Stock and preferred stock would remain unchanged at $0.00001.

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Tabular Illustration of Effect of the Reverse Split

The following table contains information, based on share information as of August 24, 2026, relating to our Class A Common Stock based on the Reverse Split and assuming that the Amendment is approved by stockholders at the Special Meeting and implemented by the Board, in its discretion. The table below sets forth, for illustrative purposes only, certain effects of potential Reverse Split Ratios of 1-for-2, 1-for-5, 1-for-10, 1-for-15 or 1-for-20, including on shares of our Common Stock issuable pursuant to outstanding preferred stock, warrants, and RSUs.

	Pre-Reverse	Post-Reverse Split Amendment
	Stock Split	Reverse Split Ratio:
	Amendment	1-for-2	1-for-5	1-for-10	1-for-15	1-for-20
Authorized shares of Class A Common Stock	285,000,000	285,000,000	285,000,000	285,000,000	285,000,000	285,000,000

Outstanding shares of Class A Common Stock	16,847,921	8,423,961	3,369,585	1,684,793	1,123,195	842,397

Shares of Class A Common Stock issuable upon conversion of preferred stock	1,114,380	557,190	222,876	111,438	74,292	55,719

Shares of Class A Common Stock issuable upon exercise of warrants	2,593,074	1,296,537	518,615	259,308	172,872	129,654

Shares of Class A Common Stock issuable upon settlement of restricted stock units	593,562	296,781	118,713	59,357	39,571	29,679

Shares of Class A Common Stock issuable upon conversion of preferred warrants	5,571,899	2,785,949	1,114,380	557,190	371,460	278,595

Effect on Equity Compensation Plans and Outstanding Equity Awards

If approved by our stockholders at the Special Meeting and implemented by the Board, in its discretion, the principal effects of the Amendment on the holders of RSUs and other securities granted or issued and outstanding under the 2023 Equity Incentive Plan (the “2023 Plan”) would be as follows:

●	RSUs and Other Equity-Based Awards: The number of shares issuable under outstanding RSUs and all other outstanding equity-based awards would be reduced proportionately by the Reverse Split Ratio; and

●	Shares Available for Issuance under the 2023 Plan: The number of shares of Class A Common Stock available for future issuance under the 2023 Plan would be reduced proportionately.

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Effect on Warrants

The number of shares purchasable upon exercise of each warrant would be reduced proportionately and the exercise price would be correspondingly adjusted by multiplying the exercise price immediately prior to such adjustment by a fraction (x) the numerator of which would be the number of shares purchasable upon the exercise of each warrant immediately prior to such adjustment, and (y) the denominator of which would be the number of shares so purchasable immediately thereafter.

Accounting Matters

The Amendment would not affect the par value of our Common Stock, which will remain at $0.00001 per share. As a result, the stated capital on our balance sheet attributable to Class A Common Stock, which consists of the par value per share of Class A Common Stock multiplied by the aggregate number of shares of Class A Common Stock issued as of the date of such balance sheet, will be reduced in proportion to the Reverse Split Ratio upon implementation (subject to minor adjustments in respect of the treatment of fractional shares). Our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently issued shares of Common Stock, will be credited with the corresponding amount by which the stated capital is reduced.

Our total stockholders’ equity, in the aggregate, would remain unchanged as a result of the Reverse Split. After the implementation of the Reverse Split, our net income or net loss per share and the net book value per share of Common Stock would increase, as compared to the per-share amounts absent the Reverse Split, because there will be fewer shares of Common Stock outstanding. All historic and per-share amounts in our financial statements and related footnotes (for periods after the Reverse Split and, on a pro forma basis, for periods prior to the Reverse Split) in future SEC filings will be revised to reflect the Reverse Split.

Mechanics of the Reverse Split

Effect on Street Name Stockholders

Upon the Reverse Split, we intend to treat shares held by street name stockholders through a bank, broker, or other nominee in the same manner as stockholders of record. Banks, brokers, or other nominees will be instructed to effect the Reverse Split for their customers holding Class A Common Stock as street name stockholders. These banks, brokers, or other nominees may, however, have different procedures than registered stockholders for processing the Reverse Split. If you hold shares of Class A Common Stock with a bank, broker, or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker, or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock

Stockholders may hold some or all of their Class A Common Stock electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company. These stockholders do not have stock certificates evidencing their ownership of Class A Common Stock. They are, however, provided with a statement reflecting the number of shares of Class A Common Stock registered in their accounts. If you hold registered Class A Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Split shares, if applicable. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Class A Common Stock held following the Reverse Split.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Split. Instead, any stockholder who would otherwise be entitled to a fractional share because the number of shares of Class A Common Stock held by such stockholder is not evenly divisible by the Reverse Split Ratio will be entitled to receive, in lieu of such fractional share, one whole share of Class A Common Stock. Accordingly, no stockholder of record will be cashed out as a result of the Reverse Split, and each stockholder of record who owns shares immediately prior to the Effective Time will continue to own at least one whole share immediately after the Effective Time.

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Continued SEC Reporting Requirements and Nasdaq Stock Listing

After the Effective Time, we would continue to be subject to periodic reporting and other requirements under the Exchange Act and our Class A Common Stock and public warrants would continue to be listed on Nasdaq under the symbol “MOBX” and “MOBXW,” respectively.

New CUSIP Numbers

After the Effective Time, the post-Reverse Split shares of Class A Common Stock would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities. We do not currently expect that the Company’s public warrants will require a new CUSIP number after the Effective Time.

No Going-Private Transaction

The Reverse Split is not intended to be a first step in a series of steps leading to a “going private transaction” pursuant to Rule 13e-3 under the Exchange Act. Implementing the Reverse Split would not be reasonably likely to result in, and would not have a purpose to produce, a “going private” effect.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Class A Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

Anticipated Impact on Dividend

The Company has not historically paid dividends to stockholders. Although the Board reserves the right to change the Company’s dividend policy in the future, the Board does not currently anticipate that the Reverse Split, if implemented by the Board, in its discretion, would result in a change to the Company’s dividend policy.

No Appraisal or Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split, and we will not independently provide stockholders with any such rights.

Certain U.S. Federal Income Tax Considerations of the Reverse Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Split to U.S. stockholders (as defined below) but does not purport to be a complete analysis of all potential tax effects that may be relevant to U.S. stockholders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986 (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”) in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a U.S. stockholder. We have not sought, and will not seek, any ruling from the IRS or an opinion of tax counsel with respect to the matters discussed herein. The discussion below regarding the U.S. federal income tax consequences of the Reverse Split is not binding on the IRS or the courts. Accordingly, each U.S. stockholder is urged to consult with his, her, or its own tax advisor with respect to the tax consequences of the Reverse Split.

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This summary is limited to U.S. stockholders who hold shares of our Class A Common Stock prior to the Reverse Split (“Old Shares”) and the shares of our Class A Common Stock immediately after the Reverse Split (“New Shares”) as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. stockholder. In addition, it does not address consequences relevant to U.S. stockholders that are subject to particular rules, including:

●	persons subject to the alternative minimum tax or Medicare contribution tax on net investment income;

●	persons whose functional currency is not the U.S. dollar;

●	persons holding our Class A Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

●	persons who are former U.S. citizens or long-term residents;

●	banks, insurance companies, and other financial institutions;

●	mutual funds, real estate investment trusts, or regulated investment companies;

●	brokers, dealers, or traders in securities;

●	tax-exempt organizations or governmental organizations;

●	persons deemed to sell our Class A Common Stock under the constructive sale provisions of the Code;

●	persons who hold or receive our Class A Common Stock (including any restricted shares of our Class A Common Stock) pursuant to the exercise of any employee stock options or otherwise as compensation;

●	persons who are subject to special tax accounting rules under Section 451(b) of the Code;

●	persons who hold our Class A Common Stock as “qualified small business stock” pursuant to Section 1202 of the Code; and

●	tax-qualified retirement plans.

As noted above, this discussion is limited to stockholders that are U.S. stockholders. For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of our Class A Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Class A Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Class A Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split. The following discussion also does not address any U.S. federal income or other tax consequences that may affect non-U.S. stockholders that participate in the Reverse Split.

ALL STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAX JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

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U.S. Federal Income Tax Consequences of the Reverse Split to U.S. Stockholders

The Reverse Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. If so treated, in general, no gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Stockholders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Vote Required

Because no shares of Class B Common Stock were issued or outstanding as of the Record Date, the Reverse Split Amendment combines only shares of our Class A Common Stock, which are listed on The Nasdaq Capital Market. Under Section 242(d)(2) of the DGCL, an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class may be adopted if the votes cast for the amendment exceed the votes cast against it, provided that the shares of such class are listed on a national securities exchange immediately before the amendment becomes effective and meet the listing requirements of that exchange relating to the minimum number of holders immediately after the amendment becomes effective. Accordingly, approval of the Reverse Split Proposal requires only that the votes cast for the Reverse Split Proposal exceed the votes cast against it. The Board will not effect the Reverse Split if it determines that these conditions would not be satisfied. Approval of the Reverse Split Proposal will not obligate the Board to effect the Reverse Split, and the Board has no present intention of doing so. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the Reverse Split Proposal. If Proposal 1 is not approved, we may be unable to implement the Reverse Split, and if we are unable to satisfy Nasdaq’s continued listing requirements, our Class A Common Stock could be subject to delisting from The Nasdaq Capital Market.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

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PROPOSAL 2: APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN AMENDMENT PROPOSAL

Increase in Share Limits.

We are requesting that stockholders approve an amendment to the 2023 Equity Incentive Plan (the “Amendment”) to (i) increase the total number of shares of Common Stock authorized for issuance under the 2023 Equity Incentive Plan from 500,000 to 5,000,000 and (ii) increase the maximum number of shares that may be issued upon the exercise of Incentive Stock Options under the 2023 Equity Incentive Plan from 500,000 to 5,000,000.

The Board approved the Amendment on [●], 2026 and recommended that it be submitted to our stockholders for their approval at the Special Meeting.

The purpose of the 2023 Equity Incentive Plan is to enhance the Company’s ability to attract, retain and incentivize employees, independent contractors and directors and promote the success of its business. Equity compensation is a vital element of the Company’s compensation program, and the Board believes that the ability to grant stock awards at competitive levels is in the best interest of the Company and its stockholders. The Board believes the 2023 Equity Incentive Plan is critical in enabling the Company to grant stock awards as an incentive and retention tool as the Company continues to compete for talent. Equity awards also serve stockholders’ interests directly: every dollar of compensation delivered in equity rather than cash preserves cash for operations, awards generally vest over multiple years of continued service, and the ultimate value of each award depends on the same share price performance that benefits every stockholder.

As of August 24, 2026, 308,526 shares are subject to award grants made under the 2023 Equity Incentive Plan. The Board believes, however, that the number of shares currently available under the 2023 Equity Incentive Plan does not give the Company sufficient authority or flexibility to adequately provide for future incentives. In order to continue to provide the appropriate equity incentives to our directors, employees and other service providers in the future, as well as to minimize potential adverse tax consequences to both the award recipients and us, our Board approved, subject to stockholder approval, the Amendment.

Reasons for the Proposed Increase

The Board believes that an increase in the number of shares available for issuance under the 2023 Equity Incentive Plan is necessary to ensure that the Company has sufficient equity compensation capacity to attract, retain and motivate employees, executive officers and directors. Equity awards are the principal means by which the Company aligns the interests of its personnel with those of its stockholders: awards generally vest over multiple years of continued service, and the ultimate value of each award depends on the same share price performance that benefits every stockholder.

Following the Company’s reverse stock split and subsequent changes in its capitalization, the number of shares available for issuance under the 2023 Equity Incentive Plan and the number of shares represented by outstanding equity awards have been substantially reduced. As of August 24, 2026, only approximately 308,526 shares remained available for future grant under the 2023 Equity Incentive Plan. The Board believes that a share reserve of this size is not sufficient to permit the Company to grant equity awards of a size that provides a meaningful long-term incentive to the individuals responsible for executing the Company’s business plan.

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These concerns are not hypothetical. The Company has already experienced the departure of a high ranking employee for whom the limited equity opportunity available under the Company’s existing equity compensation program was a significant factor. The Company competes for executive and engineering talent with larger and better capitalized companies that are able to offer substantially greater equity opportunity, and the Board believes that the Company’s ability to retain its existing personnel and to recruit new personnel depends on its ability to offer competitive equity incentives.

The Board also expects the Company to hire additional employees and to pursue acquisitions. The additional shares are intended to provide the flexibility to grant stock options, restricted stock units and other equity incentives to newly hired employees, and to employees who may join the Company in connection with future acquisitions, at the time those individuals join the Company and without the delay of seeking further stockholder approval.

The proposed increase is sized to provide the Company with sufficient equity compensation capacity over a multi-year period. The Board believes that establishing a share reserve adequate for several years of anticipated grants is preferable to returning to stockholders repeatedly for incremental increases, which is costly, consumes management attention and would leave the Company without capacity to make competitive awards during the intervening periods.

Determination of the Size of the Increase

In determining the size of the proposed increase, the Compensation Committee and the Board considered a number of factors, including: the Company’s current capitalization; the number of shares remaining available for future grant under the 2023 Equity Incentive Plan; the approximately 793,959 shares subject to outstanding stock options and restricted stock units; the effect of the reverse stock split and subsequent changes in the Company’s capitalization on the effectiveness of the Company’s outstanding equity awards as a retention and incentive tool; the retention risk presented with respect to the Company’s existing executive officers, directors and employees, including the Company’s actual experience with executive attrition; the Company’s anticipated hiring needs and potential acquisition activity; the potential dilutive effect of additional equity awards on existing stockholders; and the rate at which the Company expects the additional shares to be used over a multi-year period.

The Board recognizes that the issuance of additional shares under the 2023 Equity Incentive Plan will dilute the ownership interests of existing stockholders. After weighing that effect against the considerations described above, the Board believes that the proposed increase of 5,000,000 shares represents an appropriate balance between the potential dilution to existing stockholders and the Company’s need to maintain a competitive and effective equity compensation program, and that approval of the Amendment is in the best interests of the Company and its stockholders.

Our Board recommends that stockholders approve these changes and if stockholders do not approve them, the Amendment will not go into effect and our Board will consider whether to adopt some alternative arrangement based on its assessment of our needs. The text of the proposed Amendment is attached as Annex B to this Proxy Statement.

Approval of the Amendment by our stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of amendments to equity compensation plans and in order to comply with the tax laws to allow the grant of incentive stock awards under the 2023 Equity Incentive Plan. If the Amendment is approved by our stockholders, we will register the necessary shares of Class A Common Stock on a Registration Statement on Form S-8.

Description of the Mobix Labs, Inc. 2023 Equity Incentive Plan

Set forth below is a summary of the material features of the 2023 Equity Incentive Plan, as amended by the Amendment. The 2023 Equity Incentive Plan, as amended by the First Amendment, is set forth in its entirety as Annex B to this Proxy Statement, and all descriptions of the 2023 Equity Incentive Plan contained in this Equity Incentive Plan Proposal are qualified by reference to Annex B.

Purpose

The 2023 Equity Incentive Plan is intended to (i) attract and retain the best available personnel to ensure Mobix Labs’ success and accomplish its goals; (ii) incentivize employees, directors and independent contractors with long-term equity-based compensation to align their interests with Mobix Labs’ stockholders, and (iii) promote the success of Mobix Labs’ business.

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Types of Stock Awards

The 2023 Equity Incentive Plan permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, stock bonus awards, and other stock-based awards (all such types of awards, collectively, “stock awards”), as well as the grant of dividend equivalents.

Share Reserve

Number of Shares

As of August 24, 2026, subject to adjustments as set forth in the 2023 Equity Incentive Plan, the maximum aggregate number of shares of Class A Common Stock that may be issued pursuant to future grants under the 2023 Equity Incentive Plan is 308,526. The shares may be authorized, but unissued, or reacquired Class A Common Stock. If the Amendment is approved, the total number of shares of Common Stock that may be subject to the granting of awards under such plan shall be equal to 5,000,000 shares.

For purposes of the share reserve and all other share-based limits under the 2023 Equity Incentive Plan, each share issued or issuable under the 2023 Equity Incentive Plan shall be counted as one (1) share.

The number of shares available for issuance under the 2023 Equity Incentive Plan will be increased on January 1 of each year beginning with January 1, 2024 and ending on January 1, 2032, in each case, in an amount equal to the lesser of (a) 5% of the total number of shares of Common Stock that are issued and outstanding on such January 1, and (b) such smaller number of shares determined by our Board.

It should be noted that currently, subject to adjustments as set forth in the 2023 Equity Incentive Plan, in no event shall the maximum aggregate number of shares that may be issued under the 2023 Equity Incentive Plan pursuant to incentive stock options exceed 500,000 shares of Class A Common Stock. If the Amendment is approved, in no event shall the maximum aggregate number of shares that may be issued under the 2023 Equity Incentive Plan pursuant to incentive stock options exceed 5,000,000 shares.

Lapsed Awards

To the extent a stock award expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, the unissued shares that were subject thereto shall, unless the 2023 Equity Incentive Plan shall have been terminated, continue to be available under the 2023 Equity Incentive Plan for issuance pursuant to future stock awards. In addition, any shares which are retained by Mobix Labs upon exercise of a stock award in order to satisfy the exercise or purchase price for such stock award or any withholding taxes due with respect to such stock award shall not be treated as issued and shall continue to be available under the 2023 Equity Incentive Plan for issuance pursuant to future stock awards. Shares issued under the 2023 Equity Incentive Plan and later forfeited to Mobix Labs due to the failure to vest or repurchased by Mobix Labs at the original purchase price paid to Mobix Labs for the shares (including without limitation upon forfeiture to or repurchase by Mobix Labs in connection with a participant ceasing to be a service provider) shall again be available for future grant under the 2023 Equity Incentive Plan. To the extent a stock award under the 2023 Equity Incentive Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2023 Equity Incentive Plan.

Assumption or Substitution of Awards

The Plan Administrator (as defined below), from time to time, may determine to substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (i) assuming such award under the 2023 Equity Incentive Plan or (ii) granting a stock award under the 2023 Equity Incentive Plan in substitution of such other company’s award. In the event the Plan Administrator elects to assume an award granted by another company, subject to the requirements of Section 409A of the Code, the purchase price or the exercise price, as the case may be, and the number and nature of shares issuable upon exercise or settlement of any such stock award will be adjusted appropriately. In the event the Plan Administrator elects to grant a new option in substitution rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price. Any awards that are assumed or substituted under the 2023 Equity Incentive Plan shall not reduce the number of shares authorized for grant under the 2023 Equity Incentive Plan or authorized for grant to a participant in any fiscal year.

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Eligibility

Employees, directors and independent contractors of Mobix Labs or its affiliates are all eligible to participate in the 2023 Equity Incentive Plan. Incentive stock awards may only be granted to employees. We currently have approximately 50 employees, 6 non-employee directors and 2 independent contractors who will be eligible to participate in the 2023 Equity Incentive Plan.

Administration

The 2023 Equity Incentive Plan will be administered by the Board or a committee thereof, which committee will be constituted to satisfy applicable laws (for purposes of this Equity Incentive Plan Proposal, the “Plan Administrator”). To the extent desirable to qualify transactions under the 2023 Equity Incentive Plan as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated under the 2023 Equity Incentive Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

Subject to the terms of the 2023 Equity Incentive Plan, the Plan Administrator has the authority, in its discretion, to (i) determine the fair market value in accordance with the 2023 Equity Incentive Plan; (ii) select the service providers to whom stock awards may be granted under the 2023 Equity Incentive Plan; (iii) determine the type, number and other terms and conditions, not inconsistent with the terms of the 2023 Equity Incentive Plan, of each stock award granted thereunder; (iv) approve forms of stock award agreements for use under the 2023 Equity Incentive Plan; (v) construe and interpret the terms of the 2023 Equity Incentive Plan and stock awards granted pursuant to the 2023 Equity Incentive Plan; (vi) correct any defect, supply any omission or reconcile any inconsistency in the 2023 Equity Incentive Plan, any stock award or any award agreement; (vii) prescribe, amend and rescind rules and regulations relating to the 2023 Equity Incentive Plan; (viii) modify or amend each stock award (subject to the terms of the 2023 Equity Incentive Plan and compliance with applicable laws); (ix) adjust performance goals to take into account changes in applicable laws or in accounting or tax rules, or such other extraordinary, unforeseeable, nonrecurring or infrequently occurring events or circumstances as the Plan Administrator deems necessary or appropriate to avoid windfalls or hardships; (x) determine the form and timing of payment upon exercise of an option or other award (subject to the applicable award agreement, terms of the 2023 Equity Incentive Plan and in compliance with applicable laws); (xi) allow participants to satisfy tax withholding obligations in such manner as prescribed in the 2023 Equity Incentive Plan; (xii) authorize any person to execute on Mobix Labs’ behalf any instrument required to give effect to the grant of a stock award previously granted by the Plan Administrator; (xiii) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under a stock award; and (xiv) make all other determinations deemed necessary or advisable for administering the 2023 Equity Incentive Plan.

To the extent permitted by applicable law, the Plan Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the 2023 Equity Incentive Plan to one or more of Mobix Labs’ directors or officers.

The Plan Administrator will, in its sole discretion, determine the performance goals, if any, applicable to any stock award (including any adjustment(s) thereto that will be applied in determining the achievement of such performance goals) during the applicable performance period. The performance goals may differ from participant to participant and from stock award to stock award. The Plan Administrator shall determine and approve the extent to which such performance goals have been timely achieved and the extent to which the shares subject to such stock award have thereby been earned. Please refer to the discussion below under “Performance Goals” for more information.

Stock awards granted to participants who are insiders subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” of the Board (as defined in the regulations promulgated under Section 16 of the Exchange Act).

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Stock Options

Each stock option will be designated in the stock award agreement as either an incentive stock option (which is entitled to potentially favorable tax treatment) or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such stock options will be treated as nonstatutory stock options. Incentive stock options may only be granted to employees.

The term of each stock option will be stated in the stock award agreement. In the case of an incentive stock option, the term will be 10 years from the date of grant or such shorter term as may be provided in the stock award agreement. Moreover, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of Mobix Labs capital stock or the stock of any parent or subsidiary of Mobix Labs, the term of the incentive stock option will be 5 years from the date of grant or such shorter term as may be provided in the stock award agreement.

The per share exercise price for the shares to be issued pursuant to exercise of a stock option will be determined by the Plan Administrator, subject to the following: in the case of an incentive stock option (i) granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all Mobix Common Stock or the stock of any parent or subsidiary of Mobix Labs, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant; and (ii) granted to any other employee, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. In the case of a nonstatutory stock option, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. Notwithstanding the foregoing, stock options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a corporate reorganization, liquidation, etc., described in Section 424(a) of the Code. The fair market value of a share of Class A Common Stock will be determined separately by the Plan Administrator in accordance with the terms of the 2023 Equity Incentive Plan and applicable law. On [●], 2026, the last sale price of the Class A Common Stock as reported on the Nasdaq Capital Market was $[●] per share.

At the time a stock option is granted, the Plan Administrator will fix the period within which the stock option may vest and/or be exercised and will determine any conditions that must be satisfied before the stock option may vest and/or be exercised. A stock option will vest and/or become exercisable at such time, and upon such terms, as are determined by the Plan Administrator, which may include completion of a specified period of service with Mobix Labs or one of its affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. If a stock option vests and/or becomes exercisable based on the satisfaction of performance goals, then the Plan Administrator will: (x) determine the nature, length and starting date of any performance period; (y) select the performance goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply. Please refer to the discussion below under “Performance Goals” for more information. The Plan Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment.

In the absence of a specified time in the stock option agreement, the stock option will remain exercisable for 12 months following a termination for death or disability, and 3 months following a termination for any other reason other than “Cause” (as defined in the 2023 Equity Incentive Plan), but in no event later than the expiration of the term of such stock option. If a participant ceases to be a service provider for Cause, the participant may exercise his or her stock option within such period of time as is specified in the stock award agreement or, if there is no specified time in the stock option agreement, any outstanding stock option (including any vested portion thereof) held by a participant shall immediately terminate in its entirety upon the participant being first notified of his or her termination for Cause.

Stock Appreciation Rights (SARs)

The Plan Administrator will determine the terms and conditions of each SAR, provided that the exercise price for each SAR will be no less than 100% of the fair market value of the underlying shares of Class A Common Stock on the date of grant. A SAR will vest and/or become exercisable at such time, and upon such terms, as are determined by the Plan Administrator, which may include completion of a specified period of service with Mobix Labs or one of its affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. If a SAR vests and/or becomes exercisable based on the satisfaction of performance goals, then the Plan Administrator will: (x) determine the nature, length and starting date of any performance period; (y) select the performance goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply. Please refer to the discussion below under “Performance Goals” for more information. Upon exercise of a SAR, a participant will receive payment from Mobix Labs in an amount determined by multiplying the difference between the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of Class A Common Stock. SARs are exercisable at the times and on the terms established by the Plan Administrator.

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Restricted Stock and RSUs

Restricted stock awards are grants of shares of Class A Common Stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Plan Administrator. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of Class A Common Stock. RSUs will vest at such time, and upon such terms, as are determined by the Plan Administrator, which may include upon the completion of a specified period of service with Mobix Labs or one of its affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. If the unvested shares of restricted stock or RSUs are being earned upon the satisfaction of performance goals, then the Plan Administrator will: (x) determine the nature, length and starting date of any performance period; (y) select the performance goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply.

In determining whether restricted stock or RSUs should be granted, and/or the vesting schedule and other terms applicable to such a stock award, the Plan Administrator may impose whatever conditions as it determines to be appropriate. For example, the Plan Administrator may determine to grant restricted stock or RSUs only if performance goals established by the Plan Administrator are satisfied. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined by the Plan Administrator. Please refer to the discussion below under “Performance Goals” for more information.

Unless the Plan Administrator determines otherwise, during the period of restriction, participants holding restricted stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid, in each case with respect to such shares and, if any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock with respect to which they were paid.

Participants holding RSUs will hold no voting rights by virtue of such RSUs. The Plan Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of RSUs that may be settled in cash, in shares of equivalent value, or in some combination thereof. Absent a contrary provision in an award agreement, such dividend equivalents shall be subject to the same terms, restrictions and risk of forfeiture as the RSUs with respect to which the dividends accrue and shall not be settled unless and until the related RSUs have vested and been earned.

Stock Bonus Awards

A stock bonus award is an award of shares to an eligible person without a purchase price that is not subject to any restrictions. All stock bonus awards may, but are not required to, be made pursuant to an award agreement. The Plan Administrator will determine the number of shares to be awarded to the participant under a stock bonus award and any other terms applicable to such stock bonus award. Payment of a stock bonus award will be made upon the date(s) determined by the Plan Administrator and set forth in the award agreement. Payment may be made in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares subject to the stock bonus award on the date of payment, as determined in the sole discretion of the Plan Administrator.

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Performance Goals

The Plan Administrator in its discretion may make performance goals applicable to a participant with respect to a stock award. In the Plan Administrator’s discretion, one or more of the following performance goals may apply: (i) earnings per share; (ii) revenues or margins; (iii) cash flow (including operating cash flow, free cash flow, discounted return on investment, and cash flow in excess of cost of capital); (iv) operating margin; (v) return on net assets, investment, capital, or equity; (vi) economic value added; (vii) direct contribution; (viii) net income; pretax earnings; earnings before all or some of the following items: interest, taxes, depreciation, amortization, stock-based compensation, ASC 718 expense, or any extraordinary or special items; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of Mobix Labs; (ix) working capital; (x) management of fixed costs or variable costs; (xi) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total stockholder return; (xiii) debt reduction; (xiv) market share; (xv) entry into new markets, either geographically or by business unit; (xvi) customer retention and satisfaction; (xvii) strategic plan development and implementation, including turnaround plans; and (xviii) the fair market value of a share. Stock awards issued to participants may take into account other criteria (including subjective criteria).

Outside Director Limitations

Stock awards granted during a single fiscal year under the 2023 Equity Incentive Plan or otherwise, taken together with any cash fees paid during such fiscal year for services on the Board, shall not exceed $750,000 in total value for any non-employee director (“Outside Director”). Stock awards granted to an individual while he or she was serving in the capacity as an employee or while he or she was an independent contractor but not an Outside Director will not count for purposes of these limitations.

Leaves of Absence / Transfer Between Locations

The Plan Administrator has the discretion to determine at any time whether and to what extent the vesting of stock awards shall be suspended during any leave of absence; provided that in the absence of such determination, vesting of stock awards will continue during any paid leave and will be suspended during any unpaid leave (unless otherwise required by applicable laws). A participant will not cease to be an employee in the case of (i) any leave of absence approved by the participant’s employer or (ii) transfers between Mobix Labs’ locations or between Mobix Labs and any of its subsidiaries. If an employee holds an incentive stock option and such leave exceeds 3 months then, for purposes of incentive stock option status only, such employee’s service as an employee shall be deemed terminated on the first day following such 3-month period and the incentive stock option shall thereafter automatically be treated for tax purposes as a nonstatutory stock option in accordance with applicable laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written company policy.

Nontransferability of Stock Awards

Unless determined otherwise by the Plan Administrator, a stock award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Plan Administrator makes a stock award transferable, such stock award will contain such additional terms and conditions as the Plan Administrator deems appropriate; provided, however, that in no event may any stock award be transferred for consideration to a third-party financial institution.

Recoupment Policy

The Plan Administrator may specify in an award agreement that the participant’s rights, payments, and/or benefits with respect to a stock award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of a stock award. Notwithstanding any provisions to the contrary under the 2023 Equity Incentive Plan, a stock award granted under the 2023 Equity Incentive Plan shall be subject to Mobix Labs’ clawback policy as may be established and/or amended from time to time. The Plan Administrator may require a participant to forfeit or return to and/or reimburse Mobix Labs for all or a portion of the stock award and/or shares issued under the stock award, any amounts paid under, or benefits provided pursuant to, the stock award, and any payments or proceeds paid or provided upon disposition of the shares issued under the stock award, pursuant to the terms of such company policy or as necessary or appropriate to comply with applicable laws.

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Adjustment

In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization or reclassification of the shares, subdivision of the shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of the Class A Common Stock or other securities of Mobix Labs or other significant corporate transaction, or other change affecting the Class A Common Stock occurs, the Plan Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Equity Incentive Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the 2023 Equity Incentive Plan and/or the number, class, kind and price of securities covered by each outstanding stock award; provided that all such adjustment will be made in a manner that does not result in taxation under Section 409A of the Code.

Corporate Transaction

In the event of (i) a transfer of all or substantially all of Mobix Labs’ assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of Mobix Labs with or into another corporation, entity or person, (iii) the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owner directly or indirectly, of more than 50% of Mobix Labs’ then-outstanding capital stock or (iv) a change in control (as defined below), each outstanding stock award (vested or unvested) will be treated as the Plan Administrator determines, which determination may provide for one or more of the following: (a) the continuation of such outstanding stock awards (if Mobix Labs is the surviving corporation); (b) the assumption of such outstanding stock awards by the surviving corporation or its parent; (c) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (d) the cancellation of such outstanding stock awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such stock awards as of the closing date of such corporate transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); (e) the full or partial acceleration of vesting, settlement, payment and/or expiration of such outstanding stock award; (f) the full or partial lapse of forfeiture, repurchase or reacquisition rights with respect to shares previously acquired pursuant to stock awards; or (g) the opportunity for participants to exercise such outstanding stock options and/or SARs prior to the occurrence of the corporate transaction and the termination of such outstanding, unexercised stock options and/or SARs upon the consummation of such corporate transaction for no consideration.

Change in Control

A stock award may be subject to additional acceleration of vesting, settlement, payment and/or expiration upon or after a “change in control” (as defined in the 2023 Equity Incentive Plan) as may be provided in the award agreement for such stock award or as may be provided in any other written agreement between Mobix Labs or any of its affiliates and the participant, but in the absence of such provision, no such acceleration will occur.

Amendment, Termination and Duration of the 2023 Equity Incentive Plan

The 2023 Equity Incentive Plan will continue in effect for a term of 10 years measured from the initial adoption date, unless terminated earlier under the terms of the 2023 Equity Incentive Plan. The Plan Administrator may at any time amend, alter, suspend or terminate the 2023 Equity Incentive Plan.

Material U.S. Federal Tax Aspects

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2023 Equity Incentive Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

A participant who receives a stock option or SAR will not have taxable income upon the grant of the stock option or SAR. For nonstatutory stock options and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price — the appreciation value — on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares generally will be long-term or short-term capital gain or loss, depending on whether the shares are held for more than one year.

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The purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of the shares will be capital gain or loss and/or ordinary income depending upon whether the participant holds the shares transferred upon exercise for a specified period. If the shares are held for the specified period, any gain generally will be taxed at long-term capital-gain rates. If the shares are not held for the specified period, generally any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price will be treated as ordinary income. Any additional gain generally will be taxable at long-term or short-term capital-gain rates, depending on whether the participant held the shares for more than one year after the exercise date.

A participant who receives restricted stock will not have taxable income until settlement unless the participant timely files an election under Section 83(b) of the Code to be taxed at the time of grant. The participant will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any) if no such election is made. Any additional gain or loss recognized upon any later disposition of the shares generally will be long-term or short-term capital gain or loss, depending on whether the shares are held for more than one year. If a participant timely files a Section 83(b) election, the participant will recognize ordinary income equal to the fair market value of the shares at the time of purchase or grant less the amount paid for such shares (if any).

A participant who receives RSUs, performance units or performance shares will not have taxable income upon grant of the stock award; instead, the participant will be taxed upon settlement of the stock award. The participant will recognize ordinary income equal to the fair market value of the shares or the amount of cash received by the participant. In addition, Section 409A of the Code imposes certain restrictions on deferred compensation arrangements. Stock awards that are treated as deferred compensation under Section 409A are intended to meet the requirements of this section of the Code.

The Plan Administrator may, at its discretion and pursuant to such procedures as it may specify from time to time, permit a participant to satisfy such withholding or deduction obligations or any other tax-related items, in whole or in part by (without limitation) paying cash, electing to have Mobix Labs withhold otherwise deliverable cash or shares, or delivering to Mobix Labs already-owned shares; provided that, unless the Plan Administrator permits otherwise, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. The fair market value of the shares to be withheld or delivered will be determined based on such methodology that Mobix Labs deems to be reasonable and in accordance with applicable laws.

Mobix Labs will be entitled to a tax deduction in connection with a stock award under the 2023 Equity Incentive Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes the income. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that Mobix Labs may deduct as a business expense in any year with respect to certain of its most highly paid executive officers. While the Plan Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Plan Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of Mobix Labs’ stockholders to maintain flexibility in Mobix Labs’ approach to executive compensation and to structure a program that Mobix Labs considers to be the most effective in attracting, motivating and retaining key employees.

Section 162(m) of the Code

In general, Section 162(m) of the Code limits Mobix Labs’ compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). Section 162(m) may result in all or a portion of the awards granted under the 2023 Equity Incentive Plan to “covered employees” failing to be deductible to Mobix Labs for federal income tax purposes.

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Section 409A of the Code

Certain types of awards under the 2023 Equity Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, awards granted under the 2023 Equity Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2023 Equity Incentive Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Equity Compensation Plan Information

The following table provides information as of September 30, 2025, with respect to the shares of Class A Common Stock that may be issued under our compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	245,215	(1)	$48.50	(2)	256,089	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	245,215		$48.50		256,089

(1)	Consists of Mobix Labs options and Mobix Labs RSUs granted under the Mobix Labs, Inc. 2022 Incentive Compensation Plan, the Mobix Labs, Inc. 2020 Key Employee Equity Incentive Plan and the Mobix Labs, Inc. 2020 Equity Incentive Plan (the “Prior Plans”), which equity awards are described under “Mobix Labs’ Executive Compensation – Narrative Disclosure to Summary Compensation Table – Equity Compensation,” and the 2023 Equity Incentive Plan, which is described above.

(2)	Represents the weighted-average exercise price of outstanding Mobix Labs options.

(3)	Represents the number of securities remaining available for future issuance under the Prior Plans and the 2023 Equity Incentive Plan.

Proposal

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(c), to (i) amend the Company’s 2023 Equity Incentive Plan to increase the total number of shares of Common Stock reserved for issuance under the 2023 Equity Incentive Plan from 500,000 to 5,000,000 and (ii) increase the maximum number of shares that may be issued upon the exercise of Incentive Stock Options under the 2023 Equity Incentive Plan from 500,000 to 5,000,000.

Required Vote

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock present by virtual attendance or represented by proxy at the Special Meeting is required for the approval of Proposal 2.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2.

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PROPOSAL 3: APPROVAL OF THE KIPS ISSUANCE PROPOSAL

Background

On May 19, 2026, the Company entered into the Kips Purchase Agreement, which was amended June 18, 2026, with Kips in connection with the Kips Offering. The Company sold to Kips (i) 2,000 Preferred Shares for an aggregate purchase price of $2,000,000 (representing a stated value of $1,200 per share and an aggregate stated value of $2,400,000, reflecting an original issue discount), and (ii) the Warrant to purchase up to an additional 6,000 Preferred Shares at an exercise price of $1,000 per share.

On August 28, 2026, the Company entered into Amendment No. 2 to the Kips Purchase Agreement, pursuant to which the Company agreed to issue and sell to Kips (i) an additional 1,000 Preferred Shares for an aggregate purchase price of $1,000,000 (representing the same stated value of $1,200 per share, or an aggregate stated value of $1,200,000, reflecting an original issue discount), and (ii) an additional warrant to purchase up to 6,000 Preferred Shares at an exercise price of $1,000 per share, on substantially the same terms as the Warrant (the “August Warrant” and, together with the Warrant, the “Warrants”). After giving effect to that agreement, Kips has agreed to purchase an aggregate of 3,000 Preferred Shares for an aggregate purchase price of $3,000,000 (an aggregate stated value of $3,600,000) and holds Warrants to purchase up to an aggregate of 12,000 additional Preferred Shares for an aggregate exercise price of up to $12,000,000 (an aggregate stated value of $14,400,000). If the Warrants are exercised in full, the aggregate cash purchase price paid by Kips for all Preferred Shares would be $15,000,000, and the aggregate stated value of all Preferred Shares would be $18,000,000, in each case excluding any additional Preferred Shares that may be issued as dividends.

The Series A Preferred Stock and Related Arrangements

In connection with the Kips Offering, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation (the “Certificate of Designation”), which designates up to 20,000 shares of Series A 10% Convertible Preferred Stock and fixes its terms. The key terms of the Preferred Shares are as follows:

Stated Value. Each Preferred Share has a stated value of $1,200 per share (the “Stated Value”).

Dividends. Holders of Preferred Shares are entitled to receive cumulative dividends at the rate of 10% per annum of the Stated Value, payable quarterly and on each conversion or redemption date. Dividends are payable, at the Company’s option, in cash or in additional Preferred Shares (the “Dividend Shares”) at the rate of one Preferred Share per $1,000 of the dividend amount payable.

Conversion. Each Preferred Share is convertible at the option of the holder, subject to the beneficial ownership and Nasdaq stockholder approval limitations described below, into a number of shares of Class A Common Stock equal to the Stated Value (plus any accrued and unpaid dividends and other amounts due) divided by the applicable conversion price. The conversion price is equal to 82% of the lowest VWAP of the Class A Common Stock during the eight (8) trading days immediately prior to and including the applicable conversion date (the “Kips Conversion Price”), subject to adjustment as described below.

Anti-Dilution Adjustment. If the Company issues or sells any shares of Class A Common Stock or Class A Common Stock equivalents at an effective price per share lower than the then-applicable Kips Conversion Price (a “Dilutive Issuance”), the Kips Conversion Price will be reduced to equal such lower effective price per share, subject to customary exceptions.

Market Price Adjustment. If the lowest VWAP of the Class A Common Stock during the ten (10) trading days prior to the applicable conversion date (the “Market Price”) is less than the Kips Conversion Price, the aggregate Stated Value of the holder’s outstanding Preferred Shares will be automatically increased by an amount equal to the difference between the Kips Conversion Price and the Market Price, multiplied by the number of shares issued upon such conversion.

Beneficial Ownership Limitation. A holder of Preferred Shares will not have the right to convert any portion of the Preferred Shares, to the extent that, after giving effect to such conversion, the holder (together with its affiliates) would beneficially own in excess of 4.99% of shares of Class A Common Stock outstanding immediately after giving effect to such conversion. A holder may, upon 61 days’ prior notice to the Company, increase such limitation to a percentage not in excess of 9.99%.

Optional Redemption by the Company. Beginning thirty (30) business days after the original issue date of the Preferred Shares, the Company may, subject to the satisfaction of certain “equity conditions” specified in the Certificate of Designation, redeem some or all of the then-outstanding Preferred Shares for cash at a redemption price equal to 110% of the aggregate Stated Value, plus accrued but unpaid dividends and other amounts due.

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Triggering Events; Holder Redemption Rights. The Certificate of Designation specifies certain “Triggering Events,” including, among other things, (i) failure to maintain an effective registration statement covering the resale of the conversion shares, (ii) failure to timely deliver conversion shares, (iii) an Authorized Share Failure (as defined in the Certificate of Designation), (iv) a Bankruptcy Event (as defined in the Certificate of Designation), (v) delisting of the Class A Common Stock for more than five trading days, (vi) an unsatisfied monetary judgment against the Company in excess of $500,000 that remains unsatisfied for 60 calendar days, (vii) any cessation of operations by the Company, and (viii) certain other specified events. Upon the occurrence of a Triggering Event, each holder of Preferred Shares may require the Company to redeem all of such holder’s Preferred Shares for cash at a “Triggering Redemption Amount” equal to the greater of (a) 120% of the aggregate Stated Value and (b) a market-based amount calculated by reference to the VWAP of the Class A Common Stock and the then-applicable Kips Conversion Price, in each case plus all accrued but unpaid dividends and any liquidated damages and other amounts due. In addition, upon the occurrence of a Triggering Event, the Company is obligated to pay liquidated damages of $250,000 in cash within five trading days, with interest accruing at a rate of 2% per month on any unpaid amount.

In connection with the Kips Offering, the Company also issued the Warrant to Kips. The key terms of the Warrant are as follows:

General. The Warrant entitles Kips to purchase up to 6,000 shares of Series A 10% Convertible Preferred Stock (the “Warrant Shares”) at an exercise price of $1,000 per share, subject to certain adjustment. The Warrant is exercisable at any time on or after the issuance date of May 19, 2026, and prior to May 19, 2027. The August Warrant entitles Kips to purchase up to an additional 6,000 shares of Series A 10% Convertible Preferred Stock at an exercise price of $1,000 per share, on substantially the same terms as the Warrant, and is exercisable at any time on or after its issuance date of August 28, 2026 and prior to August 28, 2027 (the date that is twelve (12) months after its issuance date). Shares of preferred stock issuable upon exercise of the August Warrant also constitute Warrant Shares for purposes of the description in this Proposal 3.

Conversion Share Delivery. If, upon exercise of the Warrant or within one trading day thereafter, Kips delivers a notice of conversion electing to convert all or any portion of the Warrant Shares into shares of Class A Common Stock, the Company will, in lieu of delivering Warrant Shares, deliver to Kips shares of Class A Common Stock issuable upon conversion of such Warrant Shares at the Kips Conversion Price, subject to the same beneficial ownership limitations described above.

In connection with the Kips Offering, the Company also entered into a Registration Rights Agreement, as amended, with Kips (the “Kips Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement covering the resale of a minimum of 3,300,000 shares of Class A Common Stock issuable upon conversion of the Preferred Shares (including any Preferred Shares issued upon exercise of the Warrants) and any Dividend Shares that may be issuable thereunder. The registration statement was filed on June 22, 2026, and the Company agreed to use commercially reasonable efforts to have such registration statement declared effective as promptly as practicable thereafter.

Reasons for Seeking Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, in each case, at a price less than the “Minimum Price” (as defined in Nasdaq Listing Rule 5635(d)).

Because the Kips Conversion Price floats with the market and is 82% of the lowest 8-day VWAP, the Preferred Shares may be convertible at a price less than the Minimum Price. As a result, in the absence of stockholder approval, the issuance of shares of Class A Common Stock upon conversion of the Preferred Shares (including the Preferred Shares issuable upon exercise of the Warrants) in excess of 19.99% of the shares of Class A Common Stock outstanding immediately prior to the execution of the Kips Purchase Agreement would result in a violation of Nasdaq Listing Rule 5635(d). For purposes of this Proposal, the Company is seeking stockholder approval for the issuance of up to 11,000,000 shares of Class A Common Stock upon conversion of the Preferred Shares (including upon conversion of the Preferred Shares issuable upon exercise of the Warrant and as Dividend Shares).

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The number of shares of Class A Common Stock that may be issued pursuant to this Proposal, however, is fixed, no more than 11,000,000 shares of Class A Common Stock may be issued upon conversion of the Preferred Shares (including Preferred Shares issuable upon exercise of the Warrants and as Dividend Shares), no matter how low the market price of the Class A Common Stock may decline. A decline in the market price does not increase the number of shares issuable pursuant to this Proposal; it instead reduces the amount of aggregate Stated Value that can be converted within the 11,000,000-share maximum. Every share of Class A Common Stock issued pursuant to this approval retires outstanding Stated Value and correspondingly reduces the Company’s obligations under the Preferred Shares, for which Kips has paid or agreed to pay an aggregate cash purchase price of up to $15.0 million ($3.0 million for the issued Preferred Shares and up to $12.0 million payable upon full exercise of the Warrants).

The maximum aggregate Stated Value of the Preferred Shares (assuming full exercise of the Warrants and excluding any Dividend Shares and any adjustments to the Stated Value) is $18.0 million. All of that Stated Value could be converted within the 11,000,000-share maximum only if the weighted average Kips Conversion Price at which conversions occur is at least approximately $1.64 per share (corresponding to a lowest VWAP of approximately $2.00). Preferred Shares that cannot be converted into Class A Common Stock within the maximum would remain outstanding in accordance with their terms (including the accrual of dividends) unless and until stockholders approve an additional issuance at a future meeting or the Company redeems or otherwise retires them, including pursuant to the optional redemption described above. The Company will return to stockholders for further approval before issuing any shares of Class A Common Stock to Kips in excess of the 11,000,000-share maximum.

The number of shares of Class A Common Stock issuable upon conversion of the Preferred Shares (including any Preferred Shares issued upon exercise of the Warrants) is also subject to increase as a result of the anti-dilution adjustment, the market price adjustment and the payment of dividends in additional Preferred Shares, each as described above. Stockholder approval of this Proposal will also constitute approval, for purposes of Nasdaq Listing Rule 5635(d), of any such additional shares, up to the maximum number specified above. If the actual Kips Conversion Price is lower than the assumed Kips Conversion Price, the Company will not issue shares of Class A Common Stock in excess of the cap approved by stockholders without first obtaining additional stockholder approval.

Pursuant to the Kips Purchase Agreement, the Company has agreed to use its commercially reasonable efforts to obtain stockholder approval of the issuance of the shares of Class A Common Stock underlying the Preferred Shares and the Warrants. Stockholder approval of this Proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d) and will satisfy the Company’s obligations under the Kips Purchase Agreement.

Consequences for Failing to Obtain Stockholder Approval

Until stockholder approval is obtained, the Company will be unable to issue shares of Class A Common Stock upon conversion of the Preferred Shares (or upon conversion of any Warrant Shares) in excess of the 19.99% threshold under Nasdaq Listing Rule 5635(d). Any purported issuance in excess of such limitation would be deemed ineffective under the Kips Purchase Agreement. As a result, Kips may be unable to fully convert its Preferred Shares into shares of Class A Common Stock until such approval is obtained, and the Company may be subject to additional liquidated damages and other remedies.

Dilution and Other Considerations

The issuance of shares of Class A Common Stock upon conversion of the Preferred Shares and the Warrant Shares will have a dilutive effect on current stockholders other than the holders of the Preferred Shares and the Warrants, including dilution to book value per share and earnings per share, which could also cause prevailing market prices for shares of Class A Common Stock to decline.

Furthermore, because the Kips Conversion Price floats with the market and is subject to anti-dilution and market-price adjustments, declines in the market price of the Class A Common Stock will result in a greater number of shares being issuable upon conversion of the Preferred Shares (including any Preferred Shares issued upon exercise of the Warrant), which could result in further dilution and downward pressure on the price of the Class A Common Stock. The aggregate number of shares of Class A Common Stock issuable pursuant to this Proposal, however, may not exceed the 11,000,000-share maximum described above under “—Reasons for Seeking Stockholder Approval” without further stockholder approval.

Factors Considered by the Board in its Recommendation

In recommending that stockholders approve this Proposal, the Board considered the Company’s cash and funding requirements and the terms of the Kips Purchase Agreement, the Warrants and the Certificate of Designation. The Company intends to use the net proceeds from the sale of the Preferred Shares and the Warrants for working capital and general corporate purposes, including scaling manufacturing to fulfill existing customer orders and supporting the Company’s growth and acquisition strategy. If the Warrants are exercised in full, the Company would receive up to $12.0 million of additional gross proceeds, which would provide further capital for these initiatives. The Board believes that honoring the terms of the completed Kips Offering and maintaining the Company’s access to the capital markets are in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock present by virtual attendance or represented by proxy at the Special Meeting is required for the approval of the Kips Issuance Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3.

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PROPOSAL 4: LEVISTON ISSUANCE PROPOSAL

Background

On March 31, 2026, the Company entered into a Securities Purchase Agreement (the “March Leviston Purchase Agreement”) with Leviston, providing for the issuance and sale of a senior secured convertible note (the “Original Note”) with a principal amount of $3,000,000. Leviston funded $2,500,000, reflecting an original issue discount of $500,000 (or approximately 16.67%) on the original principal amount. Net proceeds to the Company were $2,475,000 after $25,000 was withheld for Leviston’s legal fees. In connection with the March 31, 2026 financing, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) and a pledge and security agreement (the “Security Agreement”) with Leviston (such agreements, together with the March Leviston Purchase Agreement, the Investor Rights Agreement and the Leviston Notes, the “Leviston Transaction Documents”).

On May 13, 2026, the Company entered into a First Amendment to the Securities Purchase Agreement and Senior Secured Convertible Note with Leviston, amending the Original Note (as amended by the First Amendment, the “Convertible Note”). Pursuant to the First Amendment, Leviston advanced an additional $833,333 to the Company (after giving effect to the approximate 16.67% original issue discount), increasing the total funded amount under the Convertible Note to $3,333,333. On May 18, 2026, the Company satisfied in full the entire $4 million of outstanding principal under the convertible note, together with all accrued interest thereon, through the conversion of such amounts into 2,500,000 shares of Class A Common Stock.

Concurrently with the execution of the First Amendment, the Company and Leviston entered into an Investor Rights Agreement, pursuant to which Leviston has the right, but not the obligation, to require the Company to issue one or more Additional Notes in an aggregate principal amount of up to $4,000,000, on terms substantially identical to those of the Convertible Note.

On May 18, 2026, concurrently with the satisfaction of the Convertible Note described above, Leviston exercised a portion of its investment right under the Investor Rights Agreement and the Company issued to Leviston an Additional Note in the principal amount of $1,200,000 (the “May Additional Note”). Leviston funded $1,000,000, reflecting an original issue discount of $200,000 (or approximately 16.67%) on the principal amount, of which $25,000 was withheld for Leviston’s legal fees. The May Additional Note matures on September 18, 2026.

On June 22, 2026, Leviston exercised the remainder of its investment right under the Investor Rights Agreement and the Company issued to Leviston an additional senior secured convertible note in the principal amount of $2,800,000 (as amended and restated, the “June Additional Note”) Leviston funded $2,333,333.33, reflecting an original issue discount of $466,666.67 (or approximately 16.67%) on the principal amount. Net proceeds to the Company were $2,308,333.33 after $25,000 was withheld for Leviston’s legal fees. Together, the May Additional Note and the June Additional Note represent the full $4,000,000 of Additional Notes issuable under the Investor Rights Agreement, and no further investment rights remain outstanding thereunder.

The June Additional Note matures on October 18, 2026 and is otherwise on terms substantially identical to those of the Convertible Note, except that the conversion price references the closing price of the Class A Common Stock on June 18, 2026 rather than March 31, 2026. In connection with the June Additional Note, the Company also entered into a joinder and reaffirmation agreement confirming the June 2026 Additional Note as a secured obligation under the Security Agreement on a pari passu basis with the Convertible Note, and a second amendment to the Registration Rights Agreement pursuant to which the shares of Class A Common Stock issuable upon conversion of the June 2026 Additional Note were included as Registrable Securities thereunder.

On August 28, 2026, the Company and Leviston entered into a Third Amendment to the Securities Purchase Agreement, pursuant to which the Company issued and sold to Leviston a new senior secured convertible note in the principal amount of $1,200,000 (the “August Note” and, together with the May Additional Note and the June Additional Note, the “Leviston Notes”). Leviston funded $1,000,000, reflecting an original issue discount of $200,000 (or approximately 16.67%) on the principal amount, of which $25,000 was withheld for Leviston’s legal fees. The August New Note matures on December 25, 2026 and is otherwise on terms substantially identical to those of the June Additional Note, except that its conversion price references the closing price of the Class A Common Stock on August 28, 2026. Concurrently with the Third Amendment, the Company and Leviston entered into a new Investor Rights Agreement (the “New Investor Rights Agreement”), which is described below, and the August Note was confirmed as a secured obligation under the Security Agreement on a pari passu basis with the other Leviston Notes and as a Registrable Security under the Registration Rights Agreement.

The Company intends to use the proceeds from Leviston Offering for working capital and general corporate purposes.

The Leviston Notes and Related Arrangements

The key terms of the Leviston Notes are, and prior to its conversion and satisfaction the key terms of the Convertible Note were, as follows:

Principal Amount. The Convertible Note had an aggregate principal amount of $4,000,000, inclusive of an approximately 16.67% original issue discount. The May Additional Note has a principal amount of $1,200,00, the June Additional Note has a principal amount of $2,800,000, and the August Note has a principal amount of $1,200,000, in each case inclusive of an approximately 16.67% original issue discount.

Interest. The Leviston Notes bear interest at the rate of 10% per annum.

Maturity. The Convertible Note was scheduled to mature on July 31, 2026 but, as described above, was converted in full and satisfied on May 18, 2026, as reported in the Company’s Current Report on Form 8-K filed on May 19, 2026. The May Additional Note matures on September 18, 2026, the June Additional Note matures on October 18, 2026, and the August Note matures on December 25, 2026, in each case at which time the outstanding principal and accrued interest are due and payable in cash, unless earlier converted in accordance with its terms.

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Security. The Leviston Notes are senior secured obligations of the Company. The obligations under the Leviston Notes are secured on a pari passu basis pursuant to the Security Agreement.

Prepayment. The Company has the right, upon not less than 30 days’ prior written notice to Leviston, to prepay all or any portion of the obligations under any of the Leviston Notes at a premium equal to 115% of the obligations being prepaid.

Conversion. At any time prior to maturity, Leviston may convert all or a portion of the outstanding principal and accrued interest under any of the Leviston Notes into shares of Class A Common Stock. Subject to adjustment as set forth in the applicable Leviston Note, the conversion price is the lesser of (A) the closing price of the Class A Common Stock on the issuance date of the applicable Leviston Note and (B) 85% of the lowest VWAP of the Class A Common Stock during the eight (8) trading days immediately prior to and including the applicable conversion date (the “Leviston Conversion Price”).

Anti-Dilution Adjustment. If the Company or any subsidiary issues or sells any common stock or common stock equivalents at an effective price per share lower than the then-applicable Leviston Conversion Price (subject to certain customary exceptions), the Leviston Conversion Price will be reduced to equal such lower effective price per share.

Beneficial Ownership Limitation. Leviston is not entitled to convert any of the Leviston Notes to the extent that, after giving effect to such conversion, Leviston (together with its affiliates) would beneficially own in excess of 4.99% (or, upon Leviston’s election with 61 days’ prior written notice, 9.99%) of the outstanding Class A Common Stock.

Exchange Cap. Unless permitted by the Nasdaq Listing Rules, the Company may not issue shares of Class A Common Stock upon conversion of any of the Leviston Notes in excess of 19.9% of the number of shares of Class A Common Stock issued and outstanding on the issuance date of the Original Note (the “Exchange Cap”). If any Leviston Note cannot be converted due to the Exchange Cap then such Leviston Note will remain outstanding in accordance with its terms and Leviston will be entitled to convert such portion upon receipt of the requisite stockholder approval pursuant to the deferred conversion right set forth in the Leviston Notes.

Mandatory Repayment from Future Proceeds. Until all obligations under the Leviston Notes have been paid in full, the Company is required to apply 40% of the net proceeds received from (i) any future issuance or sale of debt or equity securities (subject to certain exceptions) and (ii) any sale, transfer, license or other disposition of material assets outside the ordinary course of business, to the repayment of the obligations under the Leviston Notes.

Event of Default. Each of the Leviston Notes specifies certain events of default (each, an “Event of Default”), including, among other things, failure to pay principal or interest when due, failure to deliver conversion shares, breaches of representations, warranties or covenants, the institution of bankruptcy or similar proceedings and the delisting of the Class A Common Stock. Following an Event of Default, all obligations under the applicable Leviston Note will be increased to 125% of the then-outstanding obligations, default interest will accrue at 18% per annum, and Leviston will have the right to require the Company to redeem all or any portion of the outstanding obligations in cash.

The Investor Rights Agreement

The May Additional Note and the June Additional Note were issued upon exercise of Leviston’s investment right under the Investor Rights Agreement dated May 13, 2026, which provided for the issuance of Additional Notes in an aggregate principal amount of up to $4,000,000. That right has been exercised in full, and no further investment rights remain outstanding under that agreement.

Concurrently with the issuance of the August Note, the Company and Leviston entered into the New Investor Rights Agreement, dated August 28, 2026, pursuant to which Leviston has the right, but not the obligation, to require the Company to issue and sell to Leviston one or more Additional Notes in an aggregate principal amount of up to $3,600,000 (for an aggregate purchase price of up to $3,000,000), on terms substantially identical to those of the August Note. The key terms of the New Investor Rights Agreement are as follows:

Exercise Period. Leviston may exercise its investment right at any time during the period commencing on August 28, 2026 and ending on the date that is seven (7) months thereafter, in minimum tranches of $300,000 in aggregate principal amount (except that the final exercise may be for any remaining available amount).

Original Issue Discount. Each Additional Note is expected to be issued with an original issue discount of 16.67%.

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Maturity. Each Additional Note is expected to mature four (4) months following the issuance date, if any.

Conversion Price. Each Additional Note is expected to be convertible at a conversion price calculated in a manner identical to the Leviston Conversion Price except by reference to the closing price on the issuance date of such Additional Note (rather than March 31, 2026).

Registration Rights. The Company has agreed to register the resale of the shares of Class A Common Stock issuable upon conversion of any Additional Notes.

Aggregate Application of Caps. The Exchange Cap, beneficial ownership limitation and stockholder approval limitation apply on an aggregate basis across the Leviston Notes and any Additional Notes issued under the New Investor Rights Agreement.

Reasons for Seeking Stockholder Approval

Nasdaq Listing Rule 5635(d), described under Proposal 3, requires stockholder approval before the Company issues 20% or more of its outstanding common stock at a price below the “Minimum Price” in a transaction other than a public offering.

Because the Leviston Conversion Price floats with the market and is 85% of the lowest 8-day VWAP, each of the Leviston Notes may be convertible at a price that is less than the Minimum Price. As a result, in the absence of stockholder approval, the issuance of shares upon conversion of the Leviston Notes in excess of 19.99% of the shares of Class A Common Stock outstanding immediately prior to the execution of the March Leviston Purchase Agreement would result in a violation of Nasdaq Listing Rule 5635(d).

For purposes of this Proposal, the Company is seeking stockholder approval for the issuance of up to 4,000,000 shares of Class A Common Stock upon conversion of the Leviston Notes. Because issuances to Leviston are aggregated for purposes of Nasdaq Listing Rule 5635(d), the 2,500,000 shares previously issued upon conversion of the Convertible Note count toward the 19.99% limit and reduce the number of shares that may be issued upon conversion of the Leviston Notes without stockholder approval. This maximum number was calculated assuming a Leviston Conversion Price of $[●] per share, which represents 85% of an assumed lowest VWAP of $[●] over the applicable measurement period. Because the number of shares issuable pursuant to this Proposal is likewise fixed, a decline in the market price of the Class A Common Stock cannot increase the number of shares issuable upon conversion of the Leviston Notes. The full principal of, and accrued interest on, the Leviston Notes can be converted within the 4,000,000-share maximum only if the weighted average Leviston Conversion Price at which conversions occur is at least approximately $[  ] per share; any portion that cannot be converted within the maximum would remain outstanding and payable in accordance with its terms. The Company will not issue shares of Class A Common Stock in excess of the cap approved by stockholders pursuant to this Proposal without first obtaining additional stockholder approval in accordance with Nasdaq Listing Rule 5635(d).

Stockholder approval of this Proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d) and will satisfy the Company’s obligations to obtain stockholder approval under the Leviston Transaction Documents. This Proposal does not authorize any new borrowing or financing; it relates solely to the conversion of notes the Company has already issued. The proceeds provided by the Leviston financings have already been received and deployed in the business, and permitting the outstanding Leviston Notes to convert into equity in accordance with its negotiated terms — rather than requiring the Company to repay them in cash at their respective maturities — preserves the Company’s cash for operations and growth, including the scaling of manufacturing to fulfill existing customer orders. The conversion of the Convertible Note in May 2026 demonstrated this benefit: $4.0 million of senior secured debt, together with all accrued interest, was eliminated in full without the use of any cash.

Consequences for Failing to Obtain Stockholder Approval

Until stockholder approval is obtained, the Company will be unable to issue shares of Class A Common Stock upon conversion of the Leviston Notes in excess of the 19.99% threshold under Nasdaq Listing Rule 5635(d) (taking into account the shares previously issued upon conversion of the Convertible Note). In such event, any portion of the Leviston Notes that cannot be converted solely as a result of the Exchange Cap will remain outstanding in accordance with its terms, and Leviston will be entitled to convert such portion upon receipt of the requisite stockholder approval pursuant to the deferred conversion right set forth in the Leviston Notes. No premium, penalty, fee, or other payment will accrue or be payable, and no Event of Default will arise, solely by reason of the operation of the Exchange Cap or the failure of the Company’s stockholders to approve any issuance in excess of the Exchange Cap. If the Leviston Notes are not converted, the outstanding principal and accrued interest will be payable in cash at their respective maturities (September 18, 2026 for the May Additional Note, October 18, 2026 for the June Additional Note, and December 25, 2026 for the August Note), which would require the Company to use cash that would otherwise be available for its operations.

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Dilution and Other Considerations

The issuance of such shares of Class A Common Stock upon conversion of the Leviston Notes will have a dilutive effect on current stockholders other than Leviston, including dilution to book value per share and any future earnings per share, which could also cause prevailing market prices for our Class A Common Stock to decline.

Furthermore, because the Leviston Conversion Price floats with the market and is calculated at a discount to the VWAP, declines in the market price of the Class A Common Stock will result in a greater number of shares of Class A Common Stock being issuable upon any conversions, and the anti-dilution provisions of the Leviston Notes may further reduce the Leviston Conversion Price.

Factors Considered by the Board in its Recommendation

In recommending that stockholders approve this Proposal, the Board considered the Company’s cash and funding requirements, the terms of the Leviston Transaction Documents, and the consequences of failing to obtain stockholder approval. The Company intends to use the net proceeds for working capital and general corporate purposes. The Board believes that converting the Leviston Notes into equity, as the Convertible Note already has been, strengthens the Company’s balance sheet by reducing debt without the use of cash.

Required Vote

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock present by virtual attendance or represented by proxy at the Special Meeting is required for the approval of the Leviston Issuance Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 4.

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EXECUTIVE AND DIRECTOR COMPENSATION

Introduction

As an emerging growth company under the JOBS Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which permit us to limit reporting of executive compensation to our principal executive officer and our two other most highly compensated executive officers.

The following table contains compensation data for our named executive officers for the fiscal years ended September 30, 2025 and 2024. In this section, “Named Executive Officer” or “NEO” means the principal executive officer and each of the two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers for the year ended September 30, 2025 and whose total compensation exceeds $100,000, as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an executive officer of us at September 30, 2025.

These individuals, and who are referred to in this section as “named executive officers,” and their positions are as follows:

●	Philip Sansone: Chief Executive Officer and Director
●	Fabrizio Battaglia: Former Chief Executive Officer and Former Director
●	Keyvan Samini: Co-founder, President, Chief Financial Officer and Director
●	James Aralis: Chief Technology Officer

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the fiscal years ended September 30, 2025 and 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Philip Sansone	2025	266,917	-	1,760,000	-	2,026,917
Chief Executive Officer and Director

Fabrizio Battaglia	2025	202,386	-	5,274,997	50,273	5,527,656
Co-Founder, Former Chief Executive Officer and Former Director	2024	509,012	450,000	-	321,203	1,280,215

Keyvan Samini	2025	309,000	-	5,274,997	66,115	5,650,112
Co-Founder, President and Chief Financial Officer, and Director	2024	469,857	450,000	-	321,188	1,241,045

James Aralis	2025	74,000	-	80,000	-	154,000
Chief Technology Officer	2024	161,000	-	-	11,250	172,250

(1)	Amounts in 2024 include $119,012 for Mr. Battaglia and $109,857 for Mr. Samini for cash paid in lieu of accrued vacation.
(2)	The amount reported in this column for co-founders Messrs. Battaglia and Samini represents the aggregate grant date fair value of the stock awards in accordance with ASC Topic 718, which is based on the stock price on the date of the closing of the merger with Chavant Capital Acquisition Corp. (the “Closing”) of $104.70. However, the value received at issuance of the Post-Closing RSUs on April 15, 2025 was approximately $283,333, which is based on the issuance date stock price of $8.50.
(3)	In fiscal 2024 and 2025, for Messrs. Battaglia and Samini, includes reimbursement for the payment of taxes owed.

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Narrative Disclosure to Summary Compensation Table

For the fiscal years ended September 30, 2025 and 2024, the compensation program for our named executive officers consisted of base salary, cash bonus, equity awards, and certain standard employee benefits.

Employment Agreements

Philip Sansone

As of the date hereof, we have not finalized the compensation arrangements in connection with Mr. Sansone’s appointment as Chief Executive Officer. We plan to disclose the material terms of such arrangements once they have been determined and finalized.

Fabrizio Battaglia

Mr. Battaglia is a co-founder of the Company. Mr. Battaglia served as our Chief Executive Officer beginning November 15, 2022. He stepped down due to sick leave in April 2025 and retired as Chief Executive Officer and a member of the Board as of July 25, 2025. Pursuant to the Severance Agreement entered into on July 25, 2025, Mr. Battaglia will receive for himself and his spouse health benefits (COBRA) for 36 months. He will also retain the equity awards already granted to him, which will vest in accordance with their terms.

Keyvan Samini

Mr. Samini is a co-founder of the Company. We are a party to an Employment Term Sheet with Mr. Samini, pursuant to which he serves as our President, and Chief Financial Officer with an initial term of two years, effective November 15, 2022, which will automatically renew for additional consecutive one-year terms unless either party provides the other party with 180 days’ notice of the intent not to renew prior to the expiration of the applicable terms.

Under his Employment Term Sheet, Mr. Samini is entitled to receive a base salary of $360,000 per year and is also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. In addition, Mr. Samini will be granted, on the first, second and third anniversaries of December 21, 2023, Post-Closing RSUs with respect to 33,333 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to us through the applicable grant dates and vesting dates. The Post-Closing RSUs will become fully vested in the event of a change of control, or if Mr. Samini’s employment is terminated either without cause or by him for Good Reason (as defined in the Employment Term Sheet).

If we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason, Mr. Samini is entitled to (i) two times the amount of Mr. Samini’s base compensation and two times the amount of the target bonus amount in which termination occurs, payable in equal installments over 24 months, and (ii) subject to Mr. Samini’s election of COBRA continuation coverage, reimbursement for up to 24 months of subsidized COBRA benefits or if earlier, on the date on which Mr. Samini becomes covered under another group health plan. However, if we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason during the period commencing 60 days prior to and ending 12 months following a change in control, the severance amount described immediately above shall be increased to three times (and paid in a lump sum payment), and the COBRA reimbursement will increase to 36 months.

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James Aralis

Mr. Aralis entered into an employment agreement with Mobix Labs to serve as its Chief Technology Officer, effective as of May 18, 2022 (the “Aralis Employment Agreement”). Pursuant to his employment agreement, Mr. Aralis was entitled to receive a base salary of $120,000 per year, which was based on one day per week, and any month which exceeded more than four days was compensated at a secondary rate of $2,000 per day.

The narrative below summarizes the payments and benefits that each named executive officer was eligible to receive for the fiscal years ended September 30, 2025 and 2024 based on the Employment Term Sheets with Messrs. Battaglia and Samini and the Aralis Employment Agreement.

Base Salary

The base salary for each named executive officer was set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. The annual base salary earned by the named executive officers for each of the fiscal years ended September 30, 2025 and 2024 is set forth in the summary compensation table above under the column heading “Salary.” Amounts in the “Salary” column for the fiscal year ended September 30, 2024 also include $119,012 and $109,857 for each of co-founders Messrs. Battaglia and Samini, respectively, for cash paid in lieu of accrued vacation, which payments did not occur for the fiscal year ended September 30, 2025.

Bonus

In fiscal 2024, the Compensation Committee approved a bonus to each of co-founders Messrs. Battaglia and Samini in recognition of their efforts in connection with the completion of the merger between Chavant Capital Acquisition Corp. and Legacy Mobix, which amount is set forth in the summary compensation table above under the column heading “Bonus.” In fiscal 2025, the Compensation Committee did not approve a bonus to any of our NEOs.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our NEOs and grants equity incentive awards to them from time to time. On May 5, 2022, the following restricted stock units (“RSUs”) were granted to the following directors and executive officers: (i) co-founder James Peterson in the amount of 100,000 RSUs; (ii) co-founder Frederick Goerner in the amount of 100,000 RSUs; (iii) co-founder Fabrizio Battaglia in the amount of 200,000 RSUs; and (iv) co-founder Keyvan Samini in the amount of 200,000 RSUs. These RSUs originally vested upon the satisfaction of both time-based vesting requirements and performance conditions. These RSUs were amended on November 15, 2022 to provide for a three-year vesting schedule, with one-third of the total RSUs vesting on each anniversary of the Closing. These RSUs were subsequently cancelled, effective March 26, 2023. In exchange, Messrs. Peterson, Goerner, Battaglia and Samini, each a co-founder, received a commitment from us to issue one-half of that number of RSUs over three years, beginning on the first anniversary of the Closing, referred to as “Post-Closing RSUs.”

For fiscal 2025, our NEOs received the following equity incentive awards.

On January 22, 2024, the Compensation Committee approved, subject to stockholder approval of Mobix Labs stockholders, which was obtained on January 3, 2025, a grant of 255,000 restricted stock awards to each of the co-founders Messrs. Battaglia and Samini in consideration of their efforts in connection with the public listing of our shares on Nasdaq.

The restricted stock awards for the co-founder Mr. Battaglia have the following vesting terms: (1) 10,000 shares will vest on each of (i) July 15, 2025, (ii) October 15, 2025, (iii) January 15, 2026, and (iv) April 15, 2026; (2) 20,000 shares will vest on each of (i) July 15, 2026, (ii) October 15, 2026, (iii) January 15, 2027, and (iv) April 15, 2027; (3) 30,000 shares will vest on each of (i) July 15, 2027, (ii) October 15, 2027, and (iii) January 15, 2028; and (4) 45,000 shares will vest on July 15, 2028.

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The restricted stock awards for the co-founder Mr. Samini have the following vesting terms: (1) 5% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $20.00 for 10 consecutive trading days on Nasdaq or (ii) July 1, 2025; (2) 10% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $20.00 for 10 consecutive trading days on Nasdaq, or (ii) November 1, 2025; (3) 10% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $20.00 for 10 consecutive trading days on Nasdaq or (ii) January 1, 2026; (4) 25% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $30.00 for 10 consecutive trading days on Nasdaq or (ii) April 1, 2026; (5) 25% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $35.00 for 10 consecutive trading days on Nasdaq or (ii) July 1, 2026; and (6) 25% will vest on the earlier of (i) the Company’s Class A Common Stock closing at or above $40.00 for 10 consecutive trading days on Nasdaq or (ii) November 1, 2026.

On April 10, 2025, Mr. Sansone forfeited options to purchase 17,218 shares of Mobix Class A Common Stock. In exchange, the Compensation Committee granted 40,000 RSUs and 60,000 RSUs to Mr. Sansone on April 10, 2025 and April 15, 2025, respectively (collectively, the “Sansone RSUs”). Ninety percent of the Sansone RSUs vested at each respective grant date, and the remaining ten percent vest in equal installments on the last day of each calendar month thereafter until fully vested on January 1, 2026. The delivery of shares underlying the Sansone RSUs will be deferred until the earlier of (i) Mr. Sansone’s separation from service, disability, death; (ii) a change in control of the Company; (iii) the occurrence of an unforeseeable emergency for the participant as defined under Section 409A of the Internal Revenue Code; or (iv) January 1, 2026.

On April 15, 2025, the Compensation Committee granted 33,333 Post-Closing RSUs to each of co-founders Messrs. Battaglia and Samini (which grants were originally planned to be issued on the first anniversary of the Closing). The Post-Closing RSUs vest in their entirety on December 21, 2025.

On July 9, 2025, the Compensation Committee granted Mr. Aralis 10,000 RSUs, 5,000 of which vested on August 20, 2025 and the remaining 5,000 vested on November 20, 2025.

On September 19, 2025, the Compensation Committee granted Mr. Sansone 100,000 RSUs which vest in equal installments on (i) January 1, 2027, (ii) April 1, 2027, (iii) July 1, 2027 and (iv) October 1, 2027.

Benefits and Perquisites

In the fiscal years ended September 30, 2025 and 2024, we provided benefits to our NEOs on the same basis as provided to all of its employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, vacation and paid holidays. The NEOs are also eligible to participate in our 401(k) plan.

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Outstanding Equity Awards at 2025 Fiscal Year-End

The following table presents, for each of our NEOs, information regarding outstanding equity awards as of September 30, 2025.

								Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested		Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)
Philip Sansone	—		—		—	—	—	40,000	(2)	324,000	—	—	—	—
	—		—		—	—	—	60,000	(3)	486,000	—	—	—	—
	—		—		—	—	—	100,000	(4)	810,000	—	—	—	—

Fabrizio Battaglia	20,588	(5)	—		1.70	8/26/2020	8/11/2030	245,000	(6)	1,984,500	—	—	—	—
	11,764	(7)	—		1.70	8/26/2020	8/11/2030	33,333	(8)	270,000	—	—	—	—

Keyvan Samini	20,588	(5)	—		1.70	8/26/2020	8/11/2030	242,250	(9)	1,962,225	—	—	—	—
	11,764	(7)	—		1.70	8/26/2020	8/11/2030	33,333	(8)	270,000	—	—	—	—
											—	—	—	—
James Aralis	1,000	(10)	—		68.40	5/15/2022	4/4/2032	5,000	(11)	40,500	—	—	—	—
	2,222	(12)	444	(12)	68.40	5/18/2022	4/4/2032	—		—	—	—	—	—
	18	(13)	—		68.40	4/15/2023	4/4/2032	—		—	—	—	—	—

*	The awards set forth in the table above are exercisable for or settled in shares of Class A Common Stock.

(1)	The market value of the awards that have not vested is based on the closing price of the Class A Common Stock on Nasdaq on September 30, 2025, which was $8.10.
(2)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vest in equal installments on (i) November 15, 2025 and (ii) January 31, 2026.

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(3)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vest in such amounts and on such dates as follows: (i) 25,000 restricted stock units on April 30, 2026, (ii) 25,000 restricted stock units on July 15, 2026, and (iii) 10,000 restricted stock units on October 1, 2026.
(4)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vest in equal installments on (i) January 1, 2027, (ii) April 1, 2027, (iii) July 1, 2027, and (iv) October 1, 2027.
(5)	These stock options were granted under the Company’s 2020 Key Employee Equity Incentive Plan and are fully vested and exercisable.
(6)	These restricted stock awards were granted subject to stockholder approval, which was obtained on January 3, 2025, and vest in such amounts and on such dates as follows: (i) 10,000 restricted stock awards on each of (a) October 15, 2025, (b) January 15, 2026, and (c) April 15, 2026; (ii) 20,000 restricted stock awards on each of (a) July 15, 2026, (b) October 15, 2026, (c) January 15, 2027, (d) April 15, 2027; (iii) 30,000 restricted stock awards on each of (a) July 15, 2027, (b) October 15, 2027, (c) January 15, 2028; and (iv) 45,000 restricted stock awards on July 15, 2028.
(7)	These stock options were granted under the Company’s 2020 Equity Incentive Plan and are fully vested and exercisable.
(8)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vested in their entirety on December 21, 2025.
(9)	These restricted stock awards were granted subject to stockholder approval, which was obtained on January 3, 2025, and vest in such percentages and upon such terms as follows: (i) 5% will vest on the earlier of (a) the Company’s Class A Common Stock closing at or above $20.00 for 10 consecutive trading days on Nasdaq or (b) July 1, 2025; (ii) 10% will vest on the earlier of (a) the Company’s Class A Common Stock closing at or above $20.00 for 10 consecutive trading days on Nasdaq, or (b) November 1, 2025; (iii) 10% will vest on the earlier of (a) the Company’s Class A Common Stock closing at or above $20.00 for 10 consecutive trading days on Nasdaq or (b) January 1, 2026; (iv) 25% will vest on the earlier of (a) the Company’s Class A Common Stock closing at or above $30.00 for 10 consecutive trading days on Nasdaq or (b) April 1, 2026; (v) 25% will vest on the earlier of (a) the Company’s Class A Common Stock closing at or above $35.00 for 10 consecutive trading days on Nasdaq or (b) July 1, 2026; and (vi) 25% will vest on the earlier of (a) the Company’s Class A Common Stock closing at or above $40.00 for 10 consecutive trading days on Nasdaq or (b) November 1, 2026.
(10)	These stock options were granted under the Company’s 2022 Incentive Compensation Plan and are fully vested and exercisable.
(11)	These restricted stock units were granted under the Company’s 2023 Equity Incentive Plan and vested on November 20, 2025.
(12)	These stock options were granted under the Company’s 2022 Incentive Compensation Plan and become fully vested and exercisable on May 18, 2026.
(13)	These stock options were granted under the Company’s 2022 Incentive Compensation Plan and are fully vested and exercisable.

Director Compensation

In 2021, we entered into agreements with our non-employee directors, including co-founder James Peterson, co-founder Frederick Goerner, David Aldrich, Kurt Busch, and William Carpou. Under these agreements, we agreed to issue to each director an option to purchase 2,000 shares of Class A Common Stock. The options are fully vested. We also agreed to reimburse the director for any reasonable costs and expenses incurred in connection with the director’s services requested by us and performed by the director. Each agreement will automatically renew on the date of director’s reelection unless the Board determines not to renew the agreement, or until a director’s earlier resignation, removal or death.

In connection with the Closing, we amended the Board agreement with each of the co-founders Mr. Peterson and Mr. Goerner. The amendment provides that the director will be granted, on the first, second and third anniversaries of December 21, 2023, Post-Closing RSUs with respect to 16,666 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to Mobix Labs through the applicable grant dates and vesting dates. The Post-Closing RSUs will become fully vested in the event of a change of control, or if the director’s service is terminated either without cause or by him for Good Reason (as defined in the Company’s 2022 Equity Incentive Plan).

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On January 22, 2024, the Board approved non-employee director compensation that is designed to retain competent and experienced persons to serve as members of the Board. Non-employee directors will be entitled to receive an annual cash retainer, which will be payable quarterly and pro-rated for partial quarters, of $200,000 and reimbursement for expenses incurred for attending Board meetings. Non-employee Board members will also be entitled to receive awards under the 2023 Equity Incentive Plan annually and upon their initial appointment to the Board as follows:

●	Annual awards of 2,000 RSUs at the next Board meeting occurring after December 21, 2024; and
●	Upon initial election or appointment to the Board, a pro-rated amount of 2,000 RSUs for the partial year.

In addition, the Board approved, and on January 3, 2025 the stockholders approved, the grant of RSUs to the following non-employee directors who were influential in the public listing of our shares on Nasdaq:

●	James Peterson, Co-Founder 105,000 RSUs
●	Frederick Goerner, Co-Founder 105,000 RSUs
●	David Aldrich 5,000 RSUs
●	Kurt Busch 5,000 RSUs
●	William Carpou 5,000 RSUs

Director Compensation Table for Fiscal Year 2025

The table below sets forth the non-employee director compensation for the year ended September 30, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)(4)
James Peterson, Co-Founder	112,500	2,707,341	2,819,841
Frederick Goerner, Co-Founder	112,500	2,733,663	2,846,163
David Aldrich	12,500	264,917	277,417
Kurt Busch	12,500	260,995	273,495
William Carpou	12,500	245,309	257,809
Michael Long	12,500	224,917	237,417

(1)	Each of our non-employee directors received a portion of their fees in Class A Common Stock in lieu of cash. The amount each of our non-employee directors would have otherwise received in cash was $162,500.
(2)	The amount reported in this column for co-founders Messrs. Peterson and Goerner represents the aggregate grant date fair value of the stock awards in accordance with ASC Topic 718, which is based on the stock price on the date of the Closing of $104.70. However, the value received at issuance of the Post-Closing RSUs on April 15, 2025 was approximately $141,667, which is based on the issuance date stock price of $8.50.
(3)	The following table sets forth the aggregate number of restricted stock units outstanding, as of September 30, 2025, for each of our non-employee directors.

Name	Restricted Stock Units (#)	Unexercised Stock Options (#)
James Peterson, Co-Founder	127,336	15,341
Frederick Goerner, Co-Founder	127,665	15,341
David Aldrich	6,952	15,341
Kurt Busch	6,903	15,341
William Carpou	6,707	—
Michael Long	6,952	—

(4)	Amounts reported herein may not foot due to rounding.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, we do not grant new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information. We do not otherwise have a formal policy or practice with respect to the timing of awards of such options in relation to the disclosure of material nonpublic information. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of shares of Class A Common Stock by:

●	each person who is the beneficial owner of more than 5% of the issued and outstanding shares of Class A Common Stock;
●	each of our named executive officers and directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Class A Common Stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of Class A Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of the date of August 24, 2026 (the “Determination Date”) and restricted stock units that (i) have vested but are subject to certain delivery conditions that have not yet been met or (ii) are unvested but will vest within 60 days of the Determination Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Mobix Labs, Inc., 1 Venture, Suite 220, Irvine, CA 92618.

The percentage ownership of Class A Common Stock is based on 16,847,921 shares of Class A Common Stock outstanding as of the Determination Date, after giving effect to the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. No shares of Class B Common Stock are issued or outstanding.

Name and Address of Beneficial Owner	Number of Shares of Mobix Labs Class A Common Stock(1)%
Directors and Executive Officers

Fabrizio Battaglia(1)	207,500	1.2%
Keyvan Samini(2)	231,723	1.4%
James Aralis(3)	12,516	*
James Peterson(4)	499,390	3.0%
David Aldrich(5)	81,694	*
Kurt Busch(6)	89,962	*
William Carpou(7)	82,623	*
Frederick Goerner(8)	222,797	1.3%
Michael Long	138,592	*
Philip Sansone(9)	66,039	*

All Directors and Executive Officers as a Group (ten individuals)	1,632,836	9.7%
Five Percent and Greater Holders
Armistice Capital, LLC(10)	1,775,299	10.2%

*	Less than one percent

(1)	Includes (i) 195,000 shares of unvested stock awards and (ii) 12,500 shares of Class A Common Stock received upon conversion of Class B Common Stock held of record by The Battaglia Trust. Fabrizio Battaglia is Trustee of The Battaglia Trust and may be deemed to have voting and investment power over securities held thereby.

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(2)	Includes (i) 63,750 shares of unvested stock awards, (ii) 17,114 shares of Class A Common Stock and 12,500 shares of Class A Common Stock received upon conversion of Class B Common Stock held of record by The KSSF Trust, dated November 27, 2012 (the “KSSF Trust”), (iii) 7,353 shares of Class A Common Stock held of record by The KSLI Trust, dated December 7, 2012 (the “KSLI Trust”), and (iv) 7,352 shares of Class A Common Stock held of record by The SSLI Trust dated December 7, 2012 (“SSLI Trust”). Keyvan Samini is Trustee of The KSSF Trust and The SSLI Trust, and may be deemed to have voting and investment power over securities held thereby. Keyvan Samini’s spouse is the Trustee of The KSLI Trust and may be deemed to have voting and investment power over securities held thereby. Includes options to purchase 32,352 shares of Class A Common Stock exercisable within 60 days of the Determination Date.

(3)	Includes options to purchase 3,684 shares of Class A Common Stock exercisable within 60 days of the Determination Date.

(4)	Includes (i) options to purchase 15,341 shares of Class A Common Stock exercisable within 60 days of the Determination Date and (ii) 35,000 restricted stock units that have vested but not yet been delivered.

(5)	Includes options to purchase 15,341 shares of Class A Common Stock exercisable within 60 days of the Determination Date.

(6)	Includes options to purchase 15,341 shares of Class A Common Stock exercisable within 60 days of the Determination Date.

(7)	Includes options to purchase 15,341 shares of Class A Common Stock exercisable within 60 days of the Determination Date.

(8)	Includes (i) options to purchase 15,341 shares of Class A Common Stock exercisable within 60 days of the Determination Date and (ii) 35,000 restricted stock units that have vested but not yet been delivered.

(9)	Includes 10,000 restricted stock units that have vested but not yet been delivered.

(10)	Based on a Schedule 13G/A filed on February 17, 2026 by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”). The securities are held directly by the Master Fund and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; (ii) Steven Boyd, as the Managing Member of Armistice Capital. This amount consists of (i) 337,750 shares and (ii) 1,437,549 shares underlying warrants that are exercisable within 60 days of the Determination Date. The warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the stockholder from exercising that portion of the warrants that would result in the stockholder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

APPRAISAL RIGHTS

Under the General Corporation Law of the State of Delaware, holders of Class A Common Stock and Class B Common Stock are not entitled to appraisal or dissenters’ rights with respect to any of the Proposals described in this Proxy Statement, including the Reverse Split Proposal, and the Company will not independently provide stockholders with any such rights.

44

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy materials. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders sharing an address unless contrary instructions have been received. The Company will promptly deliver a separate copy of this Proxy Statement to any stockholder who requests one by writing to Mobix Labs, Inc., Attention: Secretary, 1 Venture, Suite 220, Irvine, California 92618, or by calling (949) 808-8888. Stockholders sharing an address who are receiving multiple copies of this Proxy Statement and who wish to receive a single copy in the future, or who are receiving a single copy and wish to receive separate copies in the future, should contact their bank, broker or other nominee, or the Company at the address and telephone number above.

OTHER MATTERS

In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

Stockholder Proposals

Proposals for Inclusion in the Proxy Statement.

The date by which stockholder proposals must be received by us for inclusion in proxy materials relating to the 2027 annual meeting of stockholders, or the “2027 Annual Meeting,” is November 6, 2026. Eligible stockholders who seek to submit a proposal for inclusion in our proxy statement must comply with all applicable Bylaws and SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with SEC regulations governing the solicitation of proxies.

Proposals not Included in the Proxy Statement and Nominations for Director.

Stockholder proposals not included in our proxy statement and stockholder nominations for director may be brought before an annual meeting of stockholders in accordance with the advance notice procedures described in our Bylaws. In general, notice must be received by the Secretary at the address below not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Pursuant to our Bylaws, we must receive notice of any stockholder proposal or nomination for election of director to be submitted for the 2027 Annual Meeting, but not required to be included in our proxy statement, no earlier than November 23, 2026 and no later than December 23, 2026. Stockholder proposals must be in proper written form and must meet the detailed disclosure requirements set forth in our Bylaws, including a description of the proposal, the name of the stockholder and beneficial owner, if any, and such parties’ stock holdings and derivative positions in our securities, if any.

Our Bylaws also require that stockholder proposals concerning nomination of directors provide additional disclosure, including information we deem appropriate to ascertain the nominee’s qualifications to serve on the Board, disclosure of compensation arrangements between the nominee, the nominating stockholder and the underlying beneficial owner, if any, and other information required to comply with the proxy rules and applicable law. The specific requirements of these advance notice provisions are set forth in Section 1.13 of our Bylaws, a copy of which is available upon request. In addition, to be included on our universal proxy card in connection with the 2027 Annual Meeting, the notice must also include the information required by Rule 14a-19(b)(2) and Rule 14a-19(b)(3). All stockholder proposals and director nominations pursuant to the advance notice provision or proxy access provision in our Bylaws should be sent to Mobix Labs, Inc., Attn: Secretary, at 1 Venture, Suite 220, Irvine, California 92618.

Expenses of Solicitation

The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone. We have also retained a proxy solicitor to assist in the solicitation of proxies, as described under “Information About the Special Meeting — Who is paying for this proxy solicitation?”

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting our Secretary either by calling (949) 808-8888 or by mailing a request to 1 Venture, Suite 220, Irvine, CA 92618. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

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ANNEX a

Form of Certificate of Amendment (Reverse Stock Split)

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF MOBIX LABS, INC.

Mobix Labs, Inc., a Delaware corporation (the “Corporation”), hereby certifies that:

1. The certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the beginning of Article FOURTH thereof:

“Effective immediately upon the effectiveness of the Certificate of Amendment adding this paragraph to this Certificate of Incorporation (the “Split Effective Time”), each two (2) to twenty (20) shares of Class A Common Stock that are issued and outstanding immediately prior to the Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock, with the exact ratio within such range to be determined by the Board of Directors prior to the Split Effective Time and notice of such ratio to be given by the Corporation to its stockholders (the “Reverse Stock Split”). The Reverse Split shall occur automatically without any further action by the Corporation or its stockholders and whether or not any certificate representing such shares immediately prior to the Split Effective Time (the “Old Certificate”) is surrendered to the Corporation.”

2. The amendment set forth in this certificate of amendment has been adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. On ______ __, 2026, the Board of Directors of the Corporation determined that each ____ (__) shares of the Corporation’s Class A Common Stock that are issued and outstanding immediately prior to the Split Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Class A Common Stock, pursuant to the amendment set forth in this Certificate of Amendment. The Corporation gave notice to its stockholders of this ratio on ______ __, 2026.

4. This certificate of amendment shall be effective on ______ __, 2026 at _:__ p.m. Eastern Time.

IN WITNESS WHEREOF, the undersigned has executed and acknowledged this certificate on the date set forth below.

MOBIX LABS, INC.

By:
Name:
Title:
Date:

46

ANNEX B

Form of Second Amendment to the Mobix Labs, Inc. 2023 Equity Incentive Plan

47

SECOND AMENDMENT
TO THE
MOBIX LABS, INC.
2023 EQUITY INCENTIVE PLAN

THIS SECOND AMENDMENT (the “Amendment”) is made effective as of __________, 2026, by MOBIX LABS, INC., a Delaware corporation (the “Company”), to the MOBIX LABS, INC. 2023 EQUITY INCENTIVE PLAN, as amended by that certain First Amendment thereto effective as of January 3, 2025 (as so amended, the “Plan”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

W I T N E S S E T H:

WHEREAS, the Company established the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them;

WHEREAS, pursuant to Section 9(f) of the Plan, the Company reserved the right to amend the Plan;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to increase the aggregate number of shares of the Company’s Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), reserved for issuance under the Plan and the maximum number of shares that may be issued upon the exercise of Incentive Stock Options under the Plan; and

WHEREAS, the stockholders of the Company have approved this Amendment.

NOW, THEREFORE, effective as of __________, 2026, the Plan is hereby amended as follows:

1.	Amendment to Section 4(a). Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under the Plan. Subject to adjustment as provided in Section 9(c) hereof, the aggregate number of Shares that may be issued under all Awards under the Plan shall be equal to 5,000,000, plus any unissued Shares subject to any SPAC Option and SPAC RSU that is canceled, forfeited or otherwise expires (the ‘Share Pool’). Shares issued under the Plan may, as determined by the Committee in accordance with Section 4(e) hereof, consist of shares of Class A Common Stock. In addition, the Share Pool will automatically increase on January 1st of each year for a period of up to ten years, commencing on the first January 1 following the Effective Date and ending on (and including) January 1, 2032, in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on such January 1 or (ii) such smaller number of Shares as is determined by the Board. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2.	Amendment to Section 4(c)(vi). Section 4(c)(vi) of the Plan is hereby amended and restated in its entirety to read as follows:

“(vi) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be 5,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.”

3.	No Other Changes. In all other respects, the Plan shall remain unchanged by this Amendment and shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the day and year first above written.

MOBIX LABS, INC., a Delaware corporation

By:
Name:
Title

48

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

Mobix Labs, Inc.

1 Venture, Suite 220

Irvine, California 92618

SPECIAL MEETING

OF STOCKHOLDERS OF MOBIX LABS, INC.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2026.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Proxy Statement, dated [●], 2026, in connection with the special meeting of stockholders (the “special meeting”) to be held at 9:00 a.m. Pacific Time on [●], 2026, virtually via live webcast, accessible at [●], and hereby appoints Keyvan Samini and Philip Sansone, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all the shares of common stock of Mobix Labs, Inc. (“Mobix”) registered in the name provided, which the undersigned is entitled to vote at the special meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 4.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1 - Reverse Split Amendment Proposal

Proposal to approve, an amendment to our certificate of incorporation, as amended as set forth on Annex A to the Proxy Statement to effect a reclassification and combination of our shares of Class A Common Stock that are issued and outstanding immediately prior to the Reverse Split Amendment at a ratio between 1:2 and 1:20, with an exact ratio and to be effected at such time, if at all, as determined by our Board of Directors in its sole discretion.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 – 2023 Equity Incentive Plan Amendment Proposal

Proposal to amend the Company’s 2023 Equity Incentive Plan, as amended to (i) increase the total number of shares of Common Stock authorized for issuance under the 2023 Equity Incentive Plan from 500,000 to 5,000,000 and (ii) increase the maximum number of shares that may be issued upon the exercise of Incentive Stock Options under the 2023 Equity Incentive Plan from 500,000 to 5,000,000.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 – Kips Issuance Proposal

Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 11,000,000 shares of the Company’s Class A Common Stock in connection with the following, each of which was issued and sold pursuant to a Securities Purchase Agreement entered into by and between the Company and Kips Bay Select LP on May 19, 2026 and amended on June 18, 2026 and August 28, 2026: (i) the conversion of the Company’s Series A 10% Convertible Preferred Stock and (ii) the exercise and subsequent conversion of Preferred Stock Purchase Warrants (the “Warrants”), which entitles the holder to purchase additional shares of Series A 10% Convertible Preferred Stock.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4 – Leviston Issuance Proposal

Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to 4,000,000 shares of the Company’s Class A Common Stock issuable upon the conversion of three Senior Secured Convertible Notes issued by the Company to Leviston Resources, LLC: (i) a note in the principal amount of $1,200,000 issued on May 18, 2026 and (ii) a note in the principal amount of 2,800,000 issued on June 22, 2026, in each case as an Additional Note pursuant to the Investor Rights Agreement, dated May 13, 2026, between the Company and Leviston, and (iii) a note in the principal amount of $1,200,000 issued on August 28, 2026 pursuant to the Third Amendment to the Securities Purchase Agreement and a new Investor Rights Agreement, each dated August 28, 2026, between the Company and Leviston.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS 1, 2, 3, AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES SIGNED BY YOU.